Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of October 29, 2012 (this “Amendment”), among AVAYA INC., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party hereto (together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto.

PRELIMINARY STATEMENTS

A. The Borrowers, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), a Delaware corporation, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007, as amended as of August 8, 2011 by Amendment No. 1 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

B. The Borrowers wish to amend the Credit Agreement pursuant to Section 10.01 thereof to, among other things, permit the incurrence of certain secured debt.

C. The Parent Borrower has requested that the Required Lenders consent to the Restated Credit Agreement and the Amended and Restated ABL Intercreditor Agreement (as defined below).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Restated Credit Agreement.

SECTION 2. Amendment and Restatement. Effective as of the Restatement Effective Date, (i) the Credit Agreement is hereby amended and restated in the form of Exhibit A hereto (the Credit Agreement, as so amended and restated by this Section 2, being referred to as the “Restated Credit Agreement”) and (ii) Schedule 10.02 attached to Annex 1 hereto hereby replaces in its entirety the corresponding Schedule attached to the Credit Agreement as in effect immediately prior to the Restatement Effective Date. The rights and obligations of the parties to the Restated Credit Agreement with respect to the period prior to the Restatement Effective Date shall not be affected by such amendment and restatement.

SECTION 3. Consent to Amendment and Restatement of ABL Intercreditor Agreement. Effective as of the Restatement Effective Date, the Required Lenders hereby authorize the Administrative Agent in its capacity as the ABL Agent thereunder to enter into, and consent to the terms of, an amendment and restatement of the ABL Intercreditor Agreement in substantially the form attached hereto as Exhibit B (the “Amended and Restated ABL Intercreditor Agreement”).

SECTION 4. Conditions of Effectiveness. This Amendment and the Restated Credit Agreement shall become effective as of the first date (such date being referred to as the “Restatement Effective Date”) when each of the following conditions shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrowers and the Required Lenders, and (ii) a Guarantor Consent and Reaffirmation, in the form of Annex 2 hereto, duly executed and delivered by each Guarantor.

(b) Consent Fee. The Administrative Agent shall have received from the Parent Borrower a consent fee payable in Dollars for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on October 26, 2012 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.125% of the sum of the aggregate amount of the Revolving Credit Commitment of such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered.

(c) No Default. Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.

SECTION 5. Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by such Borrower of this Amendment will not (a) contravene the terms of any of such Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Restated Credit Agreement) under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of the such Borrower or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by such Borrower. Each of this Amendment, the Restated Credit Agreement and each other Loan Document to which such Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.

(d) Upon the effectiveness of this Amendment and after giving effect to the transactions contemplated hereby, the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

(e) Each of the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Restated Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

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SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(b) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 7. Costs and Expenses. The Parent Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Notices. All communications and notices hereunder shall be given as provided in the Restated Credit Agreement.

SECTION 10. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVAYA INC.

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Vice President and Treasurer

AC TECHNOLOGIES, INC.
AVAYA CALA INC.
AVAYA EMEA LTD.
AVAYA FEDERAL SOLUTIONS, INC.
AVAYA GOVERNMENT SOLUTIONS INC.
AVAYA INTEGRATED CABINET SOLUTIONS INC.
AVAYA MANAGEMENT SERVICES INC.
AVAYA WORLD SERVICES INC.
INTEGRATED INFORMATION TECHNOLOGY CORPORATION
SIERRA ASIA PACIFIC INC.
TECHNOLOGY CORPORATION OF AMERICA, INC.
UBIQUITY SOFTWARE CORPORATION
VPNET TECHNOLOGIES, INC.
AVAYA HOLDINGS LLC
AVAYA HOLDINGS TWO, LLC
OCTEL COMMUNICATIONS LLC
RADVISION, INC.
AVAYALIVE INC.

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Treasurer

[Amendment No. 2 to Credit Agreement]

CITICORP USA, INC.,
as Administrative Agent

By:	/s/ Jennifer Bagley
Name:	Jennifer Bagley
Title:	Vice President

[Amendment No. 2 to Credit Agreement]

Exhibit A to

Amendment No. 2 to Credit Agreement

Restated Credit Agreement

The Amended and Restated Credit Agreement is filed separately as Exhibit 10.2 to the Current Report on Form 8-K filed on November 2, 2012.

Exhibit B to

Amendment No. 2 to Credit Agreement

Amended and Restated ABL Intercreditor Agreement

[See attached]

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

by and between

CITICORP USA, INC.,

as ABL Agent,

and

CITIBANK, N.A.,

as Cash Flow Agent

and

each Junior Agent from time to time party hereto

Dated as of October 29, 2012

TABLE OF CONTENTS

		Page

ARTICLE 1
DEFINITIONS

Section 1.1	UCC Definitions	3
Section 1.2	Other Definitions	3
Section 1.3	Rules of Construction	20

ARTICLE 2
LIEN PRIORITY

Section 2.1	Priority of Liens	20
Section 2.2	Waiver of Right to Contest Liens	24
Section 2.3	Remedies Standstill	25
Section 2.4	Exercise of Rights	28
Section 2.5	No New Liens	32
Section 2.6	Waiver of Marshalling	34

ARTICLE 3
ACTIONS OF THE PARTIES

Section 3.1	Certain Actions Permitted	35
Section 3.2	Agent for Perfection	35
Section 3.3	Sharing of Information and Access	37
Section 3.4	Insurance	37
Section 3.5	No Additional Rights For the Credit Parties Hereunder	38
Section 3.6	Inspection and Access Rights	38
Section 3.7	Tracing of and Priorities in Proceeds	40
Section 3.8	Payments Over	40

ARTICLE 4
APPLICATION OF PROCEEDS

Section 4.1	Application of Proceeds	41
Section 4.2	Specific Performance	44

ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1	Notice of Acceptance and Other Waivers	45
Section 5.2	Modifications to Credit Documents	46
Section 5.3	Reinstatement and Continuation of Agreement	50

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-ii-

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of October 29, 2012 among CITICORP USA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for (i) the lenders party from time to time to any ABL Credit Agreement referred to below (such institutions, together with their respective successors, assigns and transferees, the “ABL Lenders”) and (ii) any ABL Cash Management Bank (as defined below) (such ABL Cash Management Banks, together with the ABL Agent and the ABL Lenders, the “ABL Secured Parties”), CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Cash Flow Agent”) for (i) the lenders party from time to time to any Cash Flow Credit Agreement referred to below (such institutions, together with their respective successors, assigns and transferees, the “Cash Flow Lenders”), and (ii) any Cash Flow Hedge Bank (as defined below) and Cash Flow Cash Management Bank (as defined below) (such Cash Flow Hedge Bank and Cash Flow Cash Management Bank, together with the Cash Flow Agent and the Cash Flow Lenders, the “Cash Flow Secured Parties”), and each Junior Agent that from time to time becomes a party hereto pursuant to Section 7.6.

RECITALS

A. Pursuant to that certain Credit Agreement dated as of October 26, 2007 (such date, the “Original Closing Date”), as amended as of August 8, 2011 by Amendment No. 1 thereto and as amended and restated as of the date hereof pursuant to Amendment No. 2 thereto, by and among Avaya Inc. (the “Company”) and the Subsidiary Borrowers party thereto (collectively, the “ABL Borrowers”), the ABL Lenders, the ABL Agent and the other agents party thereto (as such agreement may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “ABL Credit Agreement”), the ABL Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B. Pursuant to certain guaranties entered into as of the Original Closing Date and from time to time thereafter (as the same may be amended, supplemented, restated, amended and restated and/or otherwise modified, collectively, the “ABL Guaranty”) by the ABL Guarantors (as hereinafter defined) in favor of the ABL Secured Parties, the ABL Guarantors have agreed to guarantee, inter alia, the payment and performance of the ABL Borrowers’ obligations under the ABL Documents (as hereinafter defined) and under ABL Cash Management Obligations.

C. As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the ABL Borrowers and the ABL Guarantors (the ABL Borrowers, the ABL Guarantors and each other direct or indirect subsidiary or parent of the ABL Borrowers or any of their affiliates that is now or hereafter becomes a party to any ABL Document, collectively, the “ABL Credit Parties”) under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the Collateral (as hereinafter defined).

D. Pursuant to that certain Credit Agreement dated as of the Original Closing Date, as amended as of December 18, 2009 by Amendment No. 1 thereto, as amended and restated as of February 11, 2011 pursuant to Amendment No. 2 thereto, as amended as of August 8, 2011 by Amendment No. 3 thereto and as amended and restated as of the date hereof pursuant to Amendment No. 4 thereto, by and among Avaya Inc. (the “Cash Flow Borrower”), the Cash Flow Lenders and the Cash Flow Agent (as such agreement may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Cash Flow Credit Agreement”), the Cash Flow Lenders have agreed to make certain loans to the Cash Flow Borrower.

E. Pursuant to certain guaranties entered into as of the Original Closing Date and from time to time thereafter (as the same may be amended, supplemented, restated, amended and restated and/or otherwise modified, collectively, the “Cash Flow Guaranty”) by the Cash Flow Guarantors (as hereinafter defined) in favor of the Cash Flow Secured Parties, the Cash Flow Guarantors have agreed to guarantee, inter alia, the payment and performance of the Cash Flow Borrower’s obligations under the Cash Flow Documents (as hereinafter defined).

F. As a condition to the effectiveness of the Cash Flow Credit Agreement and to secure the obligations of the Cash Flow Borrower and the Cash Flow Guarantors (the Cash Flow Borrower, the Cash Flow Guarantors and each other direct or indirect subsidiary or parent of the Cash Flow Borrower or any of its affiliates that is now or hereafter becomes a party to any Cash Flow Document, collectively, the “Cash Flow Credit Parties”) under and in connection with the Cash Flow Documents, the Cash Flow Credit Parties have granted to the Cash Flow Agent (for the benefit of the Cash Flow Secured Parties) Liens on the Collateral.

G. Pursuant to this Agreement, the Company may, from time to time, designate certain additional Indebtedness of any Credit Party as “Junior Secured Indebtedness” by executing and delivering a Junior Secured Indebtedness Designation and by complying with the procedures set forth in Section 7.6 hereof, and the holders of such Junior Secured Indebtedness and any other applicable Junior Secured Party shall thereafter constitute “Junior Secured Parties,” and any Junior Agent for any such Junior Secured Parties shall thereafter constitute a “Junior Agent,” for all purposes under this Agreement.

H. Each of the ABL Agent (on behalf of the ABL Secured Parties) and the Cash Flow Agent (on behalf of the Cash Flow Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties and the Cash Flow Credit Parties, desire to amend and restate that certain Intercreditor Agreement dated as of the Original Closing Date (as amended, supplemented, restated, amended and restated or otherwise modified from time to time prior to the date hereof (the “Original Intercreditor Agreement”), between the ABL Agent and the Cash Flow Agent, to provide for the relative priority of Liens on the Collateral and certain other rights, priorities and interests as set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Original Intercreditor Agreement shall be, and hereby is, amended and restated in its entirety as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Financial Assets, Fixtures, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2 Other Definitions. Subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent” or “Collateral Agent” under any ABL Credit Agreement.

“ABL Borrowers” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Cash Management Bank” shall mean any Person that is an ABL Lender or an Affiliate of an ABL Lender at the time it provides any Cash Management Services pursuant to which ABL Cash Management Obligations are incurred, whether or not such Person subsequently ceases to be an ABL Lender or an Affiliate of an ABL Lender.

“ABL Cash Management Obligations” means obligations owed by the Borrower or any Subsidiary to any ABL Cash Management Bank in respect of or in connection with any Cash Management Services and designated by the Borrower in writing to the ABL Agent as “Secured Cash Management Obligations” pursuant to any ABL Credit Agreement.

“ABL Collateral Documents” shall mean all “Collateral Documents” as defined in any ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any ABL Credit Agreement, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“ABL Credit Agreement” shall mean have the meaning assigned to such term in the recitals to this Agreement and shall include any other agreement extending the maturity of,

consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“ABL Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Documents” shall mean any ABL Credit Agreement, the ABL Guaranty, the ABL Collateral Documents and those other ancillary agreements as to which any ABL Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent or any other ABL Secured Party, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“ABL Guarantors” shall mean any Person who becomes a guarantor under any ABL Guaranty.

“ABL Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any further guaranty made by an ABL Guarantor guaranteeing, inter alia, the payment and performance of the ABL Obligations.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Obligations” shall mean all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any ABL Credit Party arising under any ABL Document or otherwise with respect to any Loan or Letter of Credit (in each case as defined in any ABL Credit Agreement), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any ABL Credit Party of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the aggregate principal amount of such Loans and face amount of such Letters of Credit shall not at any time exceed $435,000,000 less the aggregate principal amount of all Incremental Replacement Secured Notes (as defined in the ABL Credit Agreement) ever issued in accordance with the ABL Credit Agreement and (y) ABL Cash Management Obligations. Without limiting the generality of the foregoing, the ABL Obligations of the ABL Credit Parties under the ABL Documents (and any of their Subsidiaries to the extent they have obligations under the ABL Documents) include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit, reimbursement obligations, charges, expenses, fees, Attorney Costs (as defined in any ABL Credit Agreement), indemnities and other amounts payable by any ABL Credit Party under any ABL Document.

“ABL Priority Collateral” shall mean all Collateral (other than Shared Collateral) consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws), would be ABL Priority Collateral):

(1) all Accounts, other than Accounts which constitute identifiable proceeds of Cash Flow Priority Collateral;

(2) all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), other than Chattel Paper which constitutes identifiable proceeds of Cash Flow Priority Collateral;

(3) (x) all Deposit Accounts (other than Cash Flow Priority Accounts) and money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein, and (y) Securities Accounts (other than Cash Flow Priority Accounts), Security Entitlements and Securities credited to such a Securities Account, and, in each case, all cash, checks and other property held therein or credited thereto; provided, however, that during the continuance of an Event of Default to the extent that identifiable proceeds of Cash Flow Priority Collateral are deposited in any such Deposit Accounts or Securities Accounts, such identifiable proceeds shall be treated as Cash Flow Priority Collateral;

(4) all Inventory;

(5) to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (4) constituting ABL Priority Collateral, all Documents, General Intangibles (other than any Intellectual Property), Instruments (including Promissory Notes) and Commercial Tort Claims; provided that to the extent any of the foregoing also relates to Collateral of a type not referred to in clauses (1) through (4), only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral;

(6) to the extent relating to any of the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral, all Supporting Obligations and Letter-of-Credit Rights; provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral;

(7) all books and Records relating to the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (6)); and

(8) all collateral security and guarantees with respect to any of the foregoing and all cash, Money, insurance proceeds, Instruments, Securities, Financial Assets and

Deposit Accounts received as proceeds of any of the foregoing (such proceeds, “ABL Priority Proceeds”); provided, however, that no proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Affiliate” shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent(s)” means, individually, the ABL Agent, the Cash Flow Agent or any Junior Agent and, collectively, means the ABL Agent, the Cash Flow Agent and any Junior Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

“Borrower” shall mean any of the ABL Borrowers, the Cash Flow Borrower and any Junior Borrower.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York.

“Capital Stock” shall mean, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Cash Flow Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent,” “Administrative Agent,” “Collateral Agent,” “Security Agent,” “Trustee” or any similar agent or representative under any Cash Flow Credit Agreement.

“Cash Flow Borrower” shall have the meaning assigned to that term in the introduction to this Agreement.

“Cash Flow Cash Management Bank” shall mean any Person that is a Cash Flow Lender or an Affiliate of a Cash Flow Lender at the time it provides any Cash Management Services, whether or not such Person subsequently ceases to be a Cash Flow Lender or an Affiliate of a Cash Flow Lender.

“Cash Flow Cash Management Obligations” means obligations owed by the Borrower or any Subsidiary to any Cash Flow Cash Management Bank in respect of or in connection with any Cash Management Services and designated by the Borrower in writing to the Cash Flow Agent as “Cash Management Obligations” pursuant to any Cash Flow Credit Agreement.

“Cash Flow Collateral Documents” shall mean all “Collateral Documents” as defined in any Cash Flow Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Cash Flow Credit Agreement, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“Cash Flow Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include any other agreement restating, amending and restating, extending the maturity of, consolidating, restructuring, refunding, replacing, renewing or refinancing all or any portion of the Cash Flow Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder, and any one or more indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that extend, consolidate, restructure, refund, replace, renew, refinance or defease any part of the loans, notes, other credit facilities or commitments thereunder and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Cash Flow Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Cash Flow Documents” shall mean any Cash Flow Credit Agreement, the Cash Flow Guaranty, the Cash Flow Collateral Documents, all documents evidencing Cash Flow Obligations, those other ancillary agreements as to which any Cash Flow Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Cash Flow Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Cash Flow Agent, in connection with any of the foregoing or any Cash Flow Credit Agreement, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“Cash Flow Guarantors” shall mean any Person who becomes a guarantor under any Cash Flow Guaranty.

“Cash Flow Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any further guaranty made by a Cash Flow Guarantor guaranteeing, inter alia, the payment and performance of the Cash Flow Obligations.

“Cash Flow Hedge Bank” shall mean any Person that is an Agent, a Lender, or an Affiliate of any of the foregoing (in each case under any Cash Flow Credit Agreement) at the time it enters into a Cash Flow Hedging Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of any of the foregoing (in each case under any Cash Flow Credit Agreement).

“Cash Flow Hedging Agreement” shall mean any “Secured Hedge Agreement” as defined in any Cash Flow Credit Agreement.

“Cash Flow Hedging Obligations” means obligations of the Borrower or any Subsidiary arising under any Cash Flow Hedging Agreement.

“Cash Flow Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” under any Cash Flow Credit Agreement.

“Cash Flow Obligations” shall mean all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Cash Flow Credit Party arising under any Cash Flow Document or otherwise with respect to any Loan or Letter of Credit (in each case as defined in any Cash Flow Credit Agreement), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Cash Flow Credit Party of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (y) Cash Flow Hedging Obligations and (z) Cash Flow Cash Management Obligations. Without limiting the generality of the foregoing, the Cash Flow Obligations of the Cash Flow Credit Parties under the Cash Flow Documents (and any of their Subsidiaries to the extent they have obligations under the Cash Flow Documents) include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit, reimbursement obligations, charges, expenses, fees, Attorney Costs (as defined in any Cash Flow Credit Agreement), indemnities and other amounts payable by any Cash Flow Credit Party under any Cash Flow Document.

“Cash Flow Priority Accounts” means any Deposit Accounts or Securities Accounts that are intended to solely contain identifiable proceeds of the Cash Flow Priority Collateral (it being understood that any property in such Deposit Accounts or Securities Accounts which is not identifiable proceeds of Cash Flow Priority Collateral shall not be Cash Flow Priority Collateral solely by virtue of being on deposit in any such Deposit Account or Securities Account).

“Cash Flow Priority Collateral” shall mean all Collateral other than ABL Priority Collateral and Shared Collateral consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Cash Flow Priority Collateral):

(1) all Equipment, Fixtures, Real Property, Intellectual Property and Investment Property (other than any Investment Property described in clauses 3(y) and 8 of the definition of ABL Priority Collateral),

(2) except to the extent constituting ABL Priority Collateral, all Instruments, Commercial Tort Claims, Documents and General Intangibles,

(3) all other Collateral, other than the ABL Priority Collateral (including ABL Priority Proceeds) and Shared Collateral, and

(4) all collateral security and guarantees with respect to the foregoing, and all cash, Money, insurance proceeds, Instruments, Securities, Financial Assets, Chattel Paper, Securities Accounts and Deposit Accounts received as proceeds of any Collateral, other than the Shared Collateral and the ABL Priority Collateral (including ABL Priority Proceeds) (such proceeds, “Cash Flow Priority Proceeds”).

“Cash Flow Recovery” shall have the meaning set forth in Section 5.3(b).

“Cash Flow Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Cash Management Services” shall mean any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent, the Cash Flow Agent or any Junior Agent under any of the ABL Collateral Documents, the Cash Flow Collateral Documents or the Junior Debt Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Company” shall have the meaning assigned to that term in the recitals to this Agreement.

“Control” the meaning specified in the definition of “Affiliate.”

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyright Licenses” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Credit Party or that such Credit Party otherwise has the right to license, or granting any right to any Credit Party under any Copyright now or hereafter owned by any third party, and all rights of such Credit Party under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Credit Party: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

“Credit Documents” shall mean the ABL Documents, the Cash Flow Documents and the Junior Debt Documents.

“Credit Parties” shall mean the ABL Credit Parties, the Cash Flow Credit Parties and the Junior Credit Parties.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Designated Junior Agent” means the Junior Agent under the first Series of Junior Obligations designated as Junior Secured Indebtedness pursuant to Section 7.6; provided, that at such time such Junior Obligations cease to be the only Junior Secured Indebtedness under this Agreement, by delivery of written notice to each Senior Agent and the Company hereunder, the Junior Majority Agents may from time to time designate another Junior Agent as the “Designated Junior Agent” for purposes hereof.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of all outstanding ABL Obligations excluding contingent indemnity obligations with respect to then unasserted claims and ABL Cash Management Obligations not yet due and payable but including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), the cancellation of such letters of credit or the delivery or provision of money or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement and (b) the termination of all commitments to extend credit under the ABL Documents.

“Discharge of Cash Flow Obligations” shall mean the payment in full in cash of all outstanding Cash Flow Obligations (other than (x) Cash Flow Hedging Obligations not yet due and payable, (y) Cash Flow Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) and the termination of all commitments to extend credit under the Cash Flow Documents.

“Discharge of Junior Obligations” shall mean, with respect to any Series of Junior Obligations, the payment in full in cash of all outstanding Junior Obligations of such Series (other than contingent indemnification obligations not yet accrued and payable) and the termination of all commitments to extend credit under the Junior Debt Documents for such Series of Junior Obligations.

“Discharge of Senior Obligations” shall mean the Discharge of ABL Obligations and Discharge of Cash Flow Obligations.

“Enforcement Notice” shall have the meaning set forth in Section 2.4(a).

“Equipment” shall mean (x) any “equipment” as such term is defined in Article 9 of the Uniform Commercial Code, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Credit Party in each case, regardless of whether characterized as equipment under the Uniform Commercial Code (but excluding any such items which constitute Inventory), and (y) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean an Event of Default as defined in any ABL Credit Agreement, any Cash Flow Credit Agreement or the Junior Agreement relating to any Series of Junior Obligations, as applicable.

“Exercise of Any Secured Creditor Remedies” “Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a) the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b) the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c) the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d) the appointment on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e) the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by a Secured Party or any other means at the direction of a Secured Party permissible under applicable law;

(f) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect under other applicable law; and

(g) the exercise by a Secured Party of any voting rights relating to any Capital Stock included in the Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency Proceeding or seeking adequate protection by any Senior Secured Party, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Event (as defined in any ABL Credit Agreement) or an Event of Default, including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of Collateral to the ABL Agent, (iii) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, or (iv) the imposition of Reserves (as defined in any ABL Credit Agreement) by the ABL Agent.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” shall mean any of the ABL Guarantors, Cash Flow Guarantors or Junior Guarantors.

“Indebtedness” shall mean Indebtedness (as defined in any ABL Credit Agreement as in effect on the date hereof).

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Intellectual Property” shall mean all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Credit Party, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation and all additions, improvements and accessions to, and books and records describing any of the foregoing.

“Junior Agent” shall mean any one or more agents, trustees or other representatives for or of any one or more Junior Lenders under any Junior Agreement, as well as any Person designated as an “Agent,” “Administrative Agent,” “Collateral Agent,” “Security Agent,” “Trustee” or any similar agent or representative under any Junior Agreement, and, in the case of each of the foregoing, shall include their respective successors, assigns and transferees.

“Junior Agreement” shall mean (a) any agreement, instrument and document under which any Junior Secured Indebtedness is or may be incurred, including without limitation any credit agreement, loan agreement, indenture or other financing agreement, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, and (b) if designated by the Company, any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Junior Obligations thereunder, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Junior Borrower” shall mean any Junior Credit Party that incurs or issues Junior Secured Indebtedness, together with its successors and assigns.

“Junior Collateral Documents” shall mean all “Collateral Documents” as defined in any Junior Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with such Junior Agreement, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“Junior Credit Party” shall mean the Company, each direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any Junior Debt Document, and any other Person who becomes a guarantor under any of the Junior Guaranties.

“Junior Debt Documents” shall mean, with respect to any Series of Junior Secured Indebtedness hereunder, the Junior Agreement, the Junior Guaranties, the Junior Collateral Documents, all documents evidencing Junior Obligations thereunder, those other ancillary agreements as to which any Junior Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Junior Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the applicable Junior Agent, in connection with any of the foregoing, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“Junior Debt Recovery” shall have the meaning set forth in Section 5.3(c).

“Junior Effective Date” shall have the meaning set forth in Section 7.6.

“Junior Guaranties” shall mean, with respect to any Series of Junior Obligations, any one or more guaranties of, inter alia, the payment and performance of such Junior Obligations of any Junior Credit Party by any other Junior Credit Party in favor of any Junior Secured Party, in each case as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time.

“Junior Guarantor” shall mean any Person who becomes a guarantor under any Junior Guaranty.

“Junior Lenders” shall mean one or more holders of Junior Secured Indebtedness (or commitments therefor) that is or may be incurred under one or more Junior Agreements.

“Junior Majority Agents” means Junior Agents representing a majority of the then aggregate principal amount of Junior Obligations.

“Junior Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Junior Credit Party arising under any Junior Debt Document or otherwise with respect to any loan, note or other extension of credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Junior Credit Party of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Junior Obligations of the Junior Credit Parties under any Junior Debt Documents (and any of their Subsidiaries to the extent they have obligations under the Junior Debt Documents) include the obligation (including guarantee obligations) to pay principal, interest, letter of credit, reimbursement obligations, charges, expenses, fees, attorney costs, indemnities and other amounts payable by any Junior Credit Party under any Junior Debt Document.

“Junior Secured Indebtedness” shall mean any Junior Specified Indebtedness that (1) is permitted to be secured by a Lien (as hereinafter defined) on the Collateral ranking junior to, or not expressly required to be pari passu with, the Lien securing the Senior Obligations by

(a) prior to the Discharge of ABL Obligations, any negative covenant restricting Liens contained in any ABL Credit Agreement then in effect;

(b) prior to the Discharge of Cash Flow Obligations, any negative covenant restricting Liens contained in any Cash Flow Credit Agreement then in effect; and

(c) prior to the Discharge of Junior Obligations with respect to any Series of Junior Obligations, any negative covenant restricting Liens contained in the Junior Agreement for such Series of Junior Obligations then in effect; and

(2) is designated as “Junior Secured Indebtedness” by the Company pursuant to a Junior Secured Indebtedness Designation and in compliance with the procedures described in Section 7.6.

As used in this definition of “Junior Secured Indebtedness,” the term “Lien” shall have the meaning set forth (x) for purposes of the preceding clause (1)(a), prior to the Discharge of ABL Obligations, in any ABL Credit Agreement then in effect, (y) for purposes of the preceding clause (1)(b), prior to the Discharge of Cash Flow Obligations, in any Cash Flow Credit Agreement then in effect, and (c) for purposes of the preceding clause (1)(c), prior to the Discharge of Junior Obligations, with respect to any Series of Junior Obligations, in the Junior Agreement for such Series of Junior Obligations then in effect.

“Junior Secured Indebtedness Designation” shall mean a certificate of the Company with respect to Junior Secured Indebtedness substantially in the form of Exhibit A attached hereto.

“Junior Secured Indebtedness Joinder” shall mean a joinder agreement executed by one or more Junior Agents in respect of the Junior Secured Indebtedness subject to a Junior Secured Indebtedness Designation, on behalf of one or more Junior Secured Parties in respect of such Junior Secured Indebtedness, substantially in the form of Exhibit B attached hereto.

“Junior Secured Parties” shall mean any Junior Agent and any Junior Lender.

“Junior Shared Collateral” shall mean, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Agreement and the holders of Junior Obligations under at least one Junior Agreement (or their Agents) hold a security interest at such time (or, in the case of the Senior Agreements, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Collateral under one or more Senior Agreements does not constitute Collateral under one or more Junior Agreements, then such portion of such Collateral shall constitute Junior Shared Collateral only with respect to the Junior Agreement(s) for which it constitutes Collateral and shall not constitute Junior Shared Collateral for any Junior Agreement which does not have a security interest in such Collateral at such time.

“Junior Specified Indebtedness” shall mean any Indebtedness (as hereinafter defined) that is or may from time to time be incurred by any Credit Party in compliance with

(a) prior to the Discharge of ABL Obligations, any negative covenant restricting Indebtedness contained in any ABL Credit Agreement then in effect;

(b) prior to the Discharge of Cash Flow Obligations, any negative covenant restricting Indebtedness contained in any Cash Flow Credit Agreement then in effect; and

(c) prior to the Discharge of Junior Obligations with respect to any Series of Junior Obligations, any negative covenant restricting Liens contained in the Junior Agreement for such Series of Junior Obligations then in effect.

As used in this definition of “Junior Specified Indebtedness,” the term “Indebtedness” shall have the meaning set forth (x) for purposes of the preceding clause (a), prior to the Discharge of ABL Obligations, in any ABL Credit Agreement then in effect, (y) for purposes of the preceding clause (b), prior to the Discharge of Cash Flow Obligations, in any Cash Flow Credit Agreement then in effect, and (z) for purposes of the preceding clause (c), prior to the Discharge of Junior Obligations, with respect to any Series of Junior Obligations, in the Junior Agreement for such Series of Junior Obligations then in effect. In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Junior Specified Indebtedness for purposes of such other Credit Document.

“Lender(s)” means, individually, the ABL Lenders, the Cash Flow Lenders or the Junior Lenders and, collectively, means all of the ABL Lenders, the Cash Flow Lenders and the Junior Lenders.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Credit Party is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory, judgment or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease (as defined in any Cash Flow Credit Agreement) having substantially the same economic effect as any of the foregoing); provided, that in no event shall an operating lease in and of itself be deemed a Lien.

“Lien Priority” shall mean with respect to any Lien of the ABL Secured Parties, the Cash Flow Secured Parties or any Junior Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Original Closing Date” shall have the meaning assigned to that term in the recitals to this Agreement.

“Original Intercreditor Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.

“Party” shall mean the ABL Agent, the Cash Flow Agent or any Junior Agent, and “Parties” shall mean all of the Agents.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Credit Party or that any Credit Party otherwise has the right to license, is in existence, or granting to any Credit Party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Credit Party under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Credit Party: (a) all letters Patent of the United States in or to which any Credit Party now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Priority Collateral” shall mean the ABL Priority Collateral or the Cash Flow Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Pro Rata” shall mean with respect to the ABL Secured Parties and the Cash Flow Secured Parties, the percentage obtained by dividing (i) the aggregate amount of the then outstanding ABL Obligations plus any then unused commitments for loans under any ABL Credit Agreement or Cash Flow Obligations plus any then unused commitments for loans under any Cash Flow Credit Agreement, as applicable, by (ii) the sum of the ABL Obligations plus any then unused commitments for loans under any ABL Credit Agreement and the Cash Flow Obligations plus any then unused commitments for loans under any Cash Flow Credit Agreement; provided, however, that if any such commitment of a Lender has been terminated, then in calculating “Pro Rata” the unused commitments of such Lender shall not be included.

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.

“Secured Parties” shall mean the ABL Secured Parties, the Cash Flow Secured Parties and the Junior Secured Parties.

“Security” shall mean any “security” as such term is defined in Article 8 of the Uniform Commercial Code, any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Senior Agent(s)” means, individually, prior to the Discharge of ABL Obligations with respect to any matters relating solely to the ABL Priority Collateral, the ABL Agent and, with respect to all other matters and, after the Discharge of ABL Obligations, with respect to the ABL Priority Collateral, the Cash Flow Agent, and, collectively, means both the ABL Agent and the Cash Flow Agent.

“Senior Agreement” shall mean any ABL Credit Agreement and any Cash Flow Credit Agreement, individually.

“Senior Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent or the Cash Flow Agent under any of the ABL Collateral Documents or the Cash Flow Collateral Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Senior Collateral Documents” shall mean the ABL Collateral Documents and the Cash Flow Documents, collectively.

“Senior Debt Documents” shall mean the ABL Documents and the Cash Flow Documents, collectively.

“Senior Lenders” shall mean the ABL Lenders and the Cash Flow Lenders, collectively.

“Senior Obligations” shall mean the ABL Obligations and the Cash Flow Obligations, collectively.

“Senior Secured Parties” shall mean the ABL Secured Parties and the Cash Flow Secured Parties, collectively.

“Series” shall mean (a) with respect to the Junior Secured Parties, each of the Junior Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Agent (in its capacity as such for such Junior Secured Parties) and (b) with respect to any Junior Obligations, each of the Junior Obligations incurred pursuant to any Junior Agreement, which, pursuant to any Junior Secured Indebtedness Joinder, are to be represented hereunder by a common Agent (in its capacity as such for such Junior Obligations).

“Shared Collateral” means all amounts paid by the holder of Subordinated Indebtedness to any Party pursuant to the subordination provisions of the instruments, documents and agreements evidencing such Subordinated Indebtedness to the extent not clearly identifiable as ABL Priority Collateral or Cash Flow Priority Collateral.

“Subordinated Indebtedness” shall mean Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the ABL Obligations and the Cash Flow Obligations on terms reasonably acceptable to the Agents.

“Subsidiary” shall mean with respect to any Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Credit Party or that any Credit Party otherwise has the right to license, or granting to any Credit Party any right to use any trademark now or hereafter owned by any third party, and all rights of any Credit Party under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Credit Party: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Credit Party and (b) all goodwill connected with the use of and symbolized thereby.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; and provided further that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Use Period” means the period commencing on the date that the ABL Agent (or an ABL Credit Party acting with the consent of the ABL Agent) commences the liquidation and sale of the ABL Priority Collateral in a manner as provided in Section 3.6 (having theretofore furnished the Cash Flow Agent with an Enforcement Notice) and ending 180 days thereafter (but in no event later than 270 days following the date the Cash Flow Agent provides an Enforcement Notice to the ABL Agent). If any stay or other order that prohibits any of the ABL Agent, the other ABL Secured Parties or any ABL Credit Party (with the consent of the ABL Agent) from commencing and continuing to Exercise Any Secured Creditor Remedies or to liquidate and sell the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period and 270-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended.

Section 1.3 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation (however, for the avoidance of doubt, this sentence shall not affect the interpretation of terms defined herein).

ARTICLE 2

LIEN PRIORITY

Section 2.1 Priority of Liens.

(a) Subject to the provisos in subclauses (b) and (c) of Section 4.1, notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Secured Parties in respect of all or any portion of the Collateral, of any

Liens granted to the Cash Flow Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Junior Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent, the Cash Flow Agent or any Junior Agent (or ABL Secured Parties, Cash Flow Secured Parties or Junior Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, or of the ABL Documents, the Cash Flow Documents or the Junior Debt Documents, (iv) whether the ABL Agent, the Cash Flow Agent or the Junior Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the ABL Obligations, the Cash Flow Obligations or any Junior Obligations are advanced or made available to the Credit Parties, (vi) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders, the Cash Flow Agent or the Cash Flow Lenders or any Junior Agent or any Junior Lenders securing any of the ABL Obligations, the Cash Flow Obligations or the Junior Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Cash Flow Obligations (in the case of the ABL Obligations), the ABL Obligations (in the case of the Cash Flow Obligations) or the Senior Obligations (in the case of the Junior Obligations), or (y) otherwise subordinated, voided, avoided, invalidated or lapsed, or (vii) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Secured Parties, the Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby agree that:

(1) (A) any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Cash Flow Agent or any Cash Flow Secured Party that secures all or any portion of the Cash Flow Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Secured Parties in the ABL Priority Collateral to secure all or any portion of the ABL Obligations, and (B) any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Junior Agent or any Junior Secured Party that secures all or any portion of any Series of Junior Obligations shall in all respects be junior and subordinate to all Liens granted to any Senior Agent or any Senior Secured Parties in the ABL Priority Collateral to secure all or any portion of any Senior Obligations;

(2) (A) any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Cash Flow Agent or any Cash Flow Secured Party in the ABL Priority Collateral to secure all or any portion of the Cash Flow Obligations, and (B) any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Senior Agent or any Senior Secured Parties that secures all or any portion of any Senior Obligations shall in all respects be senior and prior to all Liens granted to any Junior Agent or any Junior Secured Party in the ABL Priority Collateral to secure all or any portion of the Junior Obligations of any Series;

(3) (A) any Lien in respect of all or any portion of the Cash Flow Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Cash Flow Agent and the Cash Flow Secured Parties in the Cash Flow Priority Collateral to secure all or any portion of the Cash Flow Obligations and (B) any Lien in respect of all or any portion of the Cash Flow Priority Collateral now or hereafter held by or on behalf of any Junior Agent or any Junior Secured Party that secures all or any portion of any Series of Junior Obligations shall in all respects be junior and subordinate to all Liens granted to any Senior Agent or any Senior Secured Parties in the Cash Flow Priority Collateral to secure all or any portion of any Senior Obligations;

(4) (A) any Lien in respect of all or any portion of the Cash Flow Priority Collateral now or hereafter held by or on behalf of the Cash Flow Agent or any Cash Flow Secured Party that secures all or any portion of the Cash Flow Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Cash Flow Priority Collateral to secure all or any portion of the ABL Obligations, and (B) any Lien in respect of all or any portion of the Cash Flow Priority Collateral now or hereafter held by or on behalf of any Senior Agent or any Senior Secured Parties that secures all or any portion of any Senior Obligations shall in all respects be senior and prior to all Liens granted to any Junior Agent or any Junior Secured Party in the Cash Flow Priority Collateral to secure all or any portion of the Junior Obligations of any Series; and

(5) any Lien in respect of all or any portion of the Collateral as of the date of this Agreement or hereafter held by or on behalf of any Junior Agent or any Junior Secured Party that secures all or any portion of any Junior Obligations of any Series shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral as of the date of this Agreement or hereafter held by or on behalf of each other Junior Agent or any Junior Secured Party represented by such other Junior Agent that secures all or any portion of any Junior Obligations of any other Series (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby).

(b) Notwithstanding any failure by any ABL Secured Party or Cash Flow Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties or the Cash Flow Secured Parties but, for the avoidance of doubt, subject to the provisos in subclauses (b) and (c) of Section 4.1, the priority and rights as between the ABL Secured Parties, the Cash Flow Secured Parties and the Junior Secured Parties with respect to the Collateral shall be as set forth herein.

Notwithstanding any failure by any Junior Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to such Junior Secured Party, the priority and rights as between any Junior Agent and the Junior Secured Parties represented thereby, on the one hand, and any other Junior Agent and the Junior Secured Parties represented thereby, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby).

(c) The ABL Agent and the Cash Flow Agent agree that their respective rights in the Shared Collateral are of equal priority. Each Junior Agent and Junior Secured Party agrees that its rights in the Junior Shared Collateral shall in all respects be junior and subordinate to all Liens granted to any Senior Agent or any Senior Secured Parties in such Junior Shared Collateral to secure all or any portion of any Senior Obligations. Any amounts received on account of the Shared Collateral shall be distributed as provided in Section 4.1(d).

(d) The Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, acknowledges and agrees that (x) the ABL Agent, for the benefit of itself and the ABL Secured Parties, has been granted Liens upon all of the Collateral in which the Cash Flow Agent has been granted Liens and (y) after the date hereof, a Junior Agent, for the benefit of itself and the Junior Secured Parties represented thereby, may be granted Liens upon all of the Collateral in which such Cash Flow Agent has been granted Liens and, in each case, the Cash Flow Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, acknowledges and agrees that (x) the Cash Flow Agent, for the benefit of itself and the Cash Flow Secured Parties, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and (y) after the date hereof, a Junior Agent, for the benefit of itself and the Junior Secured Parties represented thereby, may be granted Liens upon all of the Collateral in which such ABL Agent has been granted Liens and, in each case, the ABL Agent hereby consents thereto. Each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, acknowledges and agrees that the ABL Agent, for the benefit of itself and the ABL Secured Parties, the Cash Flow Agent, for the benefit of itself and the Cash Flow Secured Parties, and any other Junior Agent, for the benefit of itself and the Junior Secured Parties represented thereby, have been, or may be, granted Liens upon all of the Collateral in which such Junior Agent has been granted Liens and, in each case, such Junior Agent hereby consents thereto. The subordination of Liens by the Cash Flow Agent and the ABL Agent in favor of one another, and by each Junior Agent in favor of the Senior Agents, as set forth herein shall not be deemed to subordinate the Cash Flow Agent’s Liens, the ABL Agent’s Liens or such Junior Agent’s Liens to the Liens of any other Person nor be affected by the subordination of such Liens to any other Lien. The provision of pari passu and equal priority as between Liens of any Junior Agent and Liens of any other Junior Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of any Junior Agent to the Liens of any Person other than the Senior Agents and the other Senior Secured Parties as and to the extent set forth herein, or to provide that the Liens of any Junior Agent will be pari passu or of equal priority with the Liens of any other Person.

Section 2.2 Waiver of Right to Contest Liens.

(a) The Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the Cash Flow Agent, for itself and on behalf of the Cash Flow Secured Parties, agrees that none of the Cash Flow Agent or the Cash Flow Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. The Cash Flow Agent, for itself and on behalf of the Cash Flow Secured Parties, hereby waives any and all rights it or the Cash Flow Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. The foregoing shall not be construed to prohibit the Cash Flow Agent from enforcing the provisions of this Agreement.

(b) The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Cash Flow Agent or the Cash Flow Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Cash Flow Agent or any Cash Flow Secured Party under the Cash Flow Documents with respect to the Cash Flow Priority Collateral. The ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Cash Flow Agent or any Cash Flow Secured Party seeks to enforce its Liens in any Cash Flow Priority Collateral. The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement.

(c) The ABL Agent, for and on behalf of itself and the ABL Secured Parties, and the Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, each agrees that it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Junior Agent or any Junior Secured Parties in respect of the Collateral or the provisions of this Agreement. The foregoing shall not be construed to prohibit the ABL Agent or the Cash Flow Agent from enforcing the provisions of this Agreement.

(d) Each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Senior Agent or any Senior Secured Party or of any other Junior Agent and the Junior Secured Parties represented thereby (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), in each case, in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, each such Junior Agent, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that none of such Junior Agent or the applicable Junior Secured Parties represented thereby will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Senior Agent or any Senior Secured Party under the applicable Senior Debt Documents with respect to any Collateral securing any Senior Obligations. Each Junior Agent, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby waives any and all rights it or such Junior Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Senior Agent or any Senior Secured Party seeks to enforce its Liens in any Collateral securing any Senior Obligation.

(e) For the avoidance of doubt, the assertion of priority rights established under the terms of this Agreement shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3 Remedies Standstill.

(a) The Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Cash Flow Agent nor any Cash Flow Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent, and, subject to Section 3.1, will not take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Cash Flow Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after the later of (i) receipt and (ii) Cash Flow Agent having actual knowledge that such amount constitutes Proceeds of ABL Priority Collateral) remitted to the ABL Agent. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Cash Flow Agent or any Cash Flow Secured Party may Exercise Any Secured Creditor Remedies under the Cash Flow Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Cash Flow Agent or the Cash Flow Secured Parties is at all times subject to the provisions of this Agreement.

(b) The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of Cash Flow Obligations shall have occurred, neither the ABL Agent nor any ABL Secured Party will Exercise Any Secured Creditor Remedies with respect to the Cash Flow Priority Collateral without the written consent of the Cash Flow Agent, and, subject to Section 3.1, will not take, receive or accept any Proceeds of the Cash Flow Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Cash Flow Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after (i) receipt and (ii) ABL Agent having actual knowledge that such amount constitutes Proceeds of Cash Flow Priority Collateral) remitted to the Cash Flow Agent. From and after the date upon which the Discharge of Cash Flow Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Cash Flow Agent), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Cash Flow Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or the ABL Secured Parties is at all times subject to the provisions of this Agreement.

(c) Each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, agrees that from the date such Junior Agent becomes a party to this Agreement until the date upon which the Discharge of Senior Obligations shall have occurred, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, (i) neither such Junior Agent nor any Junior Secured Party represented thereby will (x) Exercise Any Secured Creditor Remedies with respect to any Junior Shared Collateral in respect of any Junior Obligations, (y) contest, protest or object to any Exercise of Any Secured Creditor Remedies brought with respect to the Junior Shared Collateral or any other Senior Collateral by any Senior Agent or any Senior Secured Party in respect of the Senior Obligations, including the exercise of any right by any Senior Agent or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Agent or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Junior Shared Collateral under the ABL Documents or the Cash Flow Documents, as applicable, or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Junior Shared Collateral in respect of Senior Obligations and (ii) the Senior Agents and the Senior Secured Parties shall have the exclusive right to Exercise Any Secured Creditor Remedies in accordance with the provisions of this Agreement (including clause (a) and (b) above) (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Junior Shared Collateral without any consultation with or the consent of any Junior Agent or any Junior Secured Party. In exercising rights and remedies with respect to the Senior Collateral, the Senior Agents and the Senior Secured Parties may enforce the provisions of the ABL Documents and the Cash Flow Documents, as applicable, and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion consistent with the terms of this Agreement (including clauses (a) and (b) above). Such exercise and enforcement shall include the rights of an agent appointed by the Senior Secured Parties to sell or otherwise dispose of Junior Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(d) Notwithstanding the provisions of Sections 2.3(a), 2.3(b), 2.3(c) or any other provision of this Agreement, nothing contained herein shall be construed to prevent any Agent or any Secured Party from (i) filing a claim or statement of interest with respect to the ABL Obligations, the Cash Flow Obligations or the Junior Obligations owed to it in any Insolvency Proceeding commenced by or against any Credit Party, (ii) taking any action (not adverse to the priority status of the Liens of the other Agent(s) or other Secured Parties on the Collateral in which such other Agent(s) or other Secured Party has a priority Lien or the rights of the other Agent or any of the other Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Secured Party, (iv) filing any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Credit Parties arising under any Insolvency Proceeding or applicable non-bankruptcy law so long as such rights and remedies do not violate and are not otherwise inconsistent with any express provision of this Agreement, (v) voting on any plan of reorganization or filing any proof of claim in any Insolvency Proceeding of any Credit Party, or (vi) with respect to the Senior Agents and Senior Secured Parties only, objecting to the proposed retention of Collateral by the other Senior Agent or any other Senior Secured Party in full or partial satisfaction of any ABL Obligations or any Cash Flow Obligations due to such other Senior Agent or Senior Secured Party, in the case of each of clauses (i) through (vi) above, to the extent not inconsistent with the terms of this Agreement. In the event any Junior Secured Party becomes a judgment lien creditor in respect of Junior Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Junior Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Agents or the Senior Secured Parties may have with respect to the Senior Collateral.

(e) So long as the Discharge of Senior Obligations has not occurred, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that it will not, in the context of its role as secured creditor, take or receive any Junior Shared Collateral or any Proceeds of Junior Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Junior Shared Collateral in respect of Junior Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in Section 2.3(d), the sole right of the Junior Agents and the Junior Secured Parties with respect to the Junior Shared Collateral is to hold a Lien on the Junior Shared Collateral in respect of Junior Obligations pursuant to the applicable Junior Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(f) Subject to Section 2.3(d), (i) each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that neither such Junior Agent nor any such Junior Secured Party will take any action that would hinder any exercise of remedies undertaken by any Senior Agent or any Senior Secured Party with respect to the Junior Shared Collateral under any Senior Debt Document, including any sale, lease, exchange, transfer or other disposition of the Junior Shared Collateral, whether by foreclosure or otherwise, and (ii) each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby waives any and all rights it or any such Junior Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agents or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Agent or any other Senior Secured Party is adverse to the interests of the Junior Secured Parties.

(g) Each Junior Agent that becomes a party to this Agreement hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Agents or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(h) Subject to Section 2.3(d), each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Agents) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Junior Shared Collateral under any of the Junior Debt Documents or otherwise in respect of the Junior Obligations.

Section 2.4 Exercise of Rights.

(a) No Other Restrictions. Except as expressly set forth in this Agreement, each Cash Flow Secured Party, each ABL Secured Party and each Junior Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby); provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement. The ABL Agent may enforce the provisions of the ABL Documents, the Cash Flow Agent may enforce the provisions of the Cash Flow Documents, each Junior Agent may enforce the provisions of the applicable Junior Debt

Documents and each may engage in the Exercise of Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby); provided, however, that each of the ABL Agent and the Cash Flow Agent agrees to provide to the other (x) a written notice (an “Enforcement Notice”) prior to the commencement of an Exercise of Any Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor promptly after delivery thereof; provided further, however, that the ABL Agent’s failure to provide any such copies to the Cash Flow Agent (but not the Enforcement Notice) shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and the Cash Flow Agent’s failure to provide any such copies to the ABL Agent (but not the Enforcement Notice) shall not impair any of the Cash Flow Agent’s rights hereunder or under any of the Cash Flow Documents. Each of the Cash Flow Agent, each Cash Flow Secured Party, the ABL Agent and each ABL Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Cash Flow Agent and each Cash Flow Secured Party, against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either the Cash Flow Agent or any other Cash Flow Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, and (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding. Each Junior Agent and each Junior Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Senior Agent or any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Senior Agents or Senior Secured Parties shall be liable for any such action taken or omitted to be taken, and (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.

(b) Until the Discharge of Senior Obligations, as between the Senior Agents, on the one hand, and the Junior Agents, on the other hand, the Senior Agents shall have the exclusive right to exercise any right or remedy with respect to the Junior Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto consistent with the terms of the Agreement. Following the Discharge of Senior Obligations, the Designated Junior Agent, who may be instructed by the Junior Majority Agents, shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Junior Agent, who may be instructed by the Junior Majority Agents, shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Junior Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Junior Agents, or for the taking of any other action authorized by the Junior Collateral Documents; provided, however, that nothing in this Section 2.4(b) shall impair the right of any Junior Agent or other agent or trustee acting on behalf of the Junior Secured Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Junior Secured Parties or the Junior Obligations.

(c) Release of Liens.

(i) In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or with the consent of the ABL Agent (other than in connection with a refinancing as described in Section 5.2(c)), or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the ABL Documents or consented to by the requisite ABL Lenders, irrespective of whether an Event of Default has occurred, each of the Cash Flow Agent, on behalf of itself and the Cash Flow Lenders, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that such sale, transfer or other disposition will be free and clear of the Liens on such ABL Priority Collateral securing the Cash Flow Obligations and the Junior Obligations, respectively, and the Cash Flow Agent’s and the Cash Flow Secured Parties’, and such Junior Agent’s and the applicable Junior Secured Parties’, Liens with respect to the ABL Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Priority Collateral; provided that any proceeds of such ABL Priority Collateral shall be applied pursuant to Section 4.1(b). In furtherance of, and subject to, the foregoing, the Cash Flow Agent and each Junior Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. The Cash Flow Agent and each Junior Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Cash Flow Agent or such Junior Agent and in the name of the Cash Flow Agent or such Junior Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii) In the event of (A) any private or public sale of all or any portion of the Cash Flow Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Cash Flow Agent (other than in connection with a refinancing as described in Section 5.2(c)), or (B) any sale, transfer or other disposition of all or any portion of the Cash Flow Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the Cash Flow Documents or consented to by the requisite Cash Flow Lenders, irrespective of whether an

Event of Default has occurred, each of the ABL Agent, on behalf of itself and the ABL Lenders, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that such sale, transfer or disposition will be free and clear of the Liens on such Cash Flow Priority Collateral securing the ABL Obligations and the Junior Obligations, respectively, and the ABL Agent’s and the ABL Secured Parties’, and such Junior Agent’s and the applicable Junior Secured Parties’, Liens with respect to the ABL Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Cash Flow Secured Parties’ Liens on such Cash Flow Priority Collateral; provided that any proceeds of such Cash Flow Priority Collateral shall be applied pursuant to Section 4.1(c). In furtherance of, and subject to, the foregoing, the ABL Agent and each Junior Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the Cash Flow Agent in connection therewith. The ABL Agent and each Junior Agent hereby appoints the Cash Flow Agent and any officer or duly authorized person of the Cash Flow Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent or such Junior Agent and in the name of the ABL Agent or such Junior Agent or in the Cash Flow Agent’s own name, from time to time, in the Cash Flow Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(iii) In the event of (A) any private or public sale of all or any portion of the Senior Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the applicable Senior Agent, or (B) any sale, transfer or other disposition of all or any portion of the Senior Collateral, so long as such sale, transfer or other disposition is then permitted by the Senior Debt Documents or consented to by the requisite Senior Lenders, irrespective of whether an Event of Default has occurred, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that such sale, transfer or disposition will be free and clear of the Liens on such Senior Collateral securing the Junior Obligations and such Junior Agent’s and the applicable Junior Secured Parties’ Liens with respect to the Senior Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Senior Secured Parties’ Liens on such Senior Collateral. In furtherance of, and subject to, the foregoing, each Junior Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the applicable Senior Agent in connection therewith. Each Junior Agent hereby appoints each Senior Agent and any officer or duly authorized person of such Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Junior Agent and in the name of such Junior Agent or in such Senior Agent’s own name, from time to time, in each Senior Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(iv) Unless and until the Discharge of Senior Obligations has occurred, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby consents to the application, whether prior to or after an Event of Default under any Senior Debt Document, of proceeds of Junior Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents; provided that nothing in this Section 2.4(c)(iv) shall be construed to prevent or impair the rights of the Junior Agents or the Junior Secured Parties to receive proceeds in connection with the applicable Junior Obligations not otherwise in contravention of this Agreement.

(v) Notwithstanding anything to the contrary in any Junior Collateral Document, in the event the terms of a Senior Collateral Document and a Junior Collateral Document each require any Credit Party (i) to make payment in respect of any item of Junior Shared Collateral, (ii) to deliver or afford control over any item of Junior Shared Collateral to, or deposit any item of Junior Shared Collateral with, (iii) to register ownership of any item of Junior Shared Collateral in the name of or make an assignment of ownership of any Junior Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Junior Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Junior Shared Collateral, as the entitlement holder, (v) hold any item of Junior Shared Collateral in trust for (to the extent such item of Junior Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Junior Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Junior Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Junior Shared Collateral is located or waivers or subordination of rights with respect to any item of Junior Shared Collateral in favor of, in any case, both any Senior Agent or any Senior Credit Party, on the one hand, and any Junior Agent or any Junior Secured Party, on the other hand, such Credit Party may, until the Discharge of Senior Obligations has occurred, comply with such requirement under the Junior Collateral Document as it relates to such Junior Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the applicable Senior Agent or Senior Secured Party.

Section 2.5 No New Liens.

(a) Until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that no Cash Flow Secured Party or Junior Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Cash Flow Obligation or Junior Obligation, respectively, which assets are not also subject to the Lien of the ABL Agent under the ABL Documents. If any Cash Flow Secured Party or any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Cash Flow Obligation or any Junior Obligation, respectively, which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, then the Cash Flow Agent (or the relevant Cash Flow Secured Party) or such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other Cash Flow Secured Party or any other Junior Secured Party, as applicable, any Cash Flow Borrower or any Junior Borrower, as applicable, or any Cash Flow Guarantor or any Junior Guarantor, as applicable, and notwithstanding anything to the contrary in any other Cash Flow Document or any other Junior Debt Document, as applicable, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien.

(b) Until the date upon which the Discharge of Cash Flow Obligations shall have occurred, the parties hereto agree that no ABL Secured Party or Junior Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation or Junior Obligation, respectively, which assets are not also subject to the Lien of the Cash Flow Agent under the Cash Flow Documents. If any ABL Secured Party or any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation or any Junior Obligation, respectively, which assets are not also subject to the Lien of the Cash Flow Agent under the Cash Flow Documents, then the ABL Agent (or the relevant ABL Secured Party) or such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other ABL Secured Party or any other Junior Secured Party, as applicable, any ABL Borrower or any Junior Borrower, as applicable, or any ABL Guarantor or any Junior Guarantor, as applicable, and notwithstanding anything to the contrary in any other ABL Document or any other Junior Debt Document, as applicable, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Cash Flow Agent as security for the Cash Flow Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Cash Flow Agent in writing of the existence of such Lien.

(c) Until the date upon which the Discharge of Junior Obligations of any other Junior Secured Party shall have occurred, the parties hereto agree that no Junior Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing such other Junior Secured Party’s Junior Obligations which assets are not also subject to the Lien of each other Junior Agent under the applicable Junior Debt Documents (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby). If any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any other Junior Obligation which assets are not also subject to the Lien of each Junior Agent under the applicable Junior Debt Documents (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), then such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other Junior Secured Party, any Junior Borrower or any Junior Guarantor, and notwithstanding anything to the contrary in any other Junior Debt Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of each Junior Agent as security for the applicable Junior Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each applicable Junior Agent in writing of the existence of such Lien.

(d) Until the date upon which the Discharge of Senior Obligations shall have occurred, the parties hereto agree that no Junior Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Senior Obligation which assets are not also subject to the Lien of each Senior Agent under the applicable Senior Debt Documents. If any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Junior Obligation which assets are not also subject to the Lien of each Senior Agent under the applicable Senior Debt Documents, then such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other Junior Secured Party, any Junior Borrower or any Junior Guarantor, and notwithstanding anything to the contrary in any other Junior Debt Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of each Senior Agent as security for the applicable Senior Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each applicable Senior Agent in writing of the existence of such Lien and take any action reasonably requested by a Senior Agent to ensure that such Senior Agent holds a senior Lien on such Assets.

Section 2.6 Waiver of Marshalling.

(a) Until the Discharge of ABL Obligations, the Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b) Until the Discharge of Cash Flow Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Cash Flow Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(c) Until the Discharge of Senior Obligations, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Senior Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted. The Cash Flow Agent, the ABL Agent and any Junior Agent may make such demands or file such claims in respect of the Cash Flow Obligations, the ABL Obligations or the Junior Obligations, respectively, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Nothing in this Agreement shall prohibit the receipt by the Cash Flow Agent or any Cash Flow Secured Party of the required payments of interest, principal and other amounts owed in respect of the Cash Flow Obligations so long as such receipt is not the direct or indirect result of the exercise by the Cash Flow Agent or any Cash Flow Secured Party of rights or remedies as a secured creditor (including set-off) with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall prohibit the receipt by the ABL Agent or any ABL Secured Party of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Agent or any ABL Secured Party of rights or remedies as a secured creditor (including set-off) with respect to Cash Flow Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall prohibit the receipt by any Junior Agent or any Junior Secured Party of the required payments of interest, principal and other amounts owed in respect of the Junior Obligations so long as such receipt is not the direct or indirect result of the exercise by such Junior Agent or any Junior Secured Party of rights or remedies as a secured creditor (including set-off) with respect to any Senior Collateral or enforcement in contravention of this Agreement of any Lien held by any of them.

Section 3.2 Agent for Perfection.

(a) The ABL Agent, for and on behalf of itself and each ABL Secured Party, and the Cash Flow Agent, for and on behalf of itself and each Cash Flow Secured Party, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent on behalf and for the benefit of the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the ABL Secured Parties, the Cash Flow Agent, or the Cash Flow Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and the Cash Flow Agent under this Section 3.2(a) are and shall be limited solely to holding or maintaining control of the Control Collateral as agent for the other Party for purposes of perfecting the Lien held by the Cash Flow Agent or the ABL Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Cash Flow Secured Parties or any other Person. Without limiting the generality of the foregoing, the ABL Secured Parties shall not be obligated to see to the application of any Proceeds of the Cash Flow Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof. The Cash Flow Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Secured Parties, or any other Person.

(b) Each Senior Agent acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Junior Shared Collateral that can be perfected by the possession or control of such Junior Shared Collateral or of any account in which such Junior Shared Collateral is held, and if such Junior Shared Collateral or any such account is in fact in the possession or under the control of such Senior Agent, or of agents or bailees of such Person, or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Junior Shared Collateral, the applicable Senior Agent shall also hold such Control Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for each relevant Junior Agent, in each case solely for the purpose of perfecting the Liens granted under the relevant Junior Collateral Documents and subject to the terms and conditions of this Section 3.2(b). In the event that any Senior Agent (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Junior Shared Collateral that are necessary for the perfection of Liens in such Junior Shared Collateral, such Senior Agent agrees prior to the Discharge of Senior Obligations to hold such Liens as sub-agent and gratuitous bailee for each relevant Junior Agent and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Junior Collateral Documents, subject to the terms and conditions of this Section 3.2(b). Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Agents and the Senior Secured Parties shall be entitled to deal with the Control Collateral in accordance with the terms of the applicable Senior Debt Documents as if the Liens under the Junior Collateral Documents did not exist. The rights of the Junior Agents and the Junior Secured Parties with respect to the Control Collateral shall at all times be subject to the terms of this Agreement. The Senior Agents and the Senior Secured Parties shall have no obligation whatsoever to any Junior Agent or any Junior Secured Party to assure that any of the Control Collateral is genuine or owned by any Borrower, any Guarantor or any other Person or to preserve rights or benefits of any Person, except as expressly set forth in this Section 3.2(b). The duties or responsibilities of the Senior Agents under this Section 3.2(b) shall be limited solely to holding or controlling the Junior Shared Collateral referred to in this Section 3.2(b) as sub-agents and gratuitous bailees for each relevant Junior Agent for purposes of perfecting the Lien held by such Junior Agent. The Senior Agents shall not have, by reason of the Junior Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Junior Agent or any Junior Secured Party, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby waives and releases the Senior Agents from all claims and liabilities arising pursuant to the Senior Agents’ roles under this Section 3.2(b) as sub-agents and gratuitous bailees with respect to the Junior Shared Collateral.

Section 3.3 Sharing of Information and Access. In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any Cash Flow Credit Party which contain information identifying or pertaining to the Cash Flow Priority Collateral, the ABL Agent shall, upon request from the Cash Flow Agent and as promptly as practicable thereafter, either make available to the Cash Flow Agent such books and records for inspection and duplication or provide to the Cash Flow Agent copies thereof. In the event that the Cash Flow Agent shall, in the exercise of its rights under the Cash Flow Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Cash Flow Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.

Section 3.4 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent and the Cash Flow Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral. The ABL Agent shall have the sole and exclusive right, as against the Cash Flow Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Cash Flow Agent shall have the sole and exclusive right, as against the ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Cash Flow Priority Collateral. If any insurance claim includes both ABL Priority Collateral and Cash Flow Priority Collateral, the insurer will not settle such claim separately with respect to ABL Priority Collateral and Cash Flow Priority Collateral, and if the Parties are unable after negotiating in good faith to agree on the settlement for such claim, either Party may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the Parties. All proceeds of such insurance shall be remitted to the ABL Agent or the Cash Flow Agent, as the case may be, and each of the Cash Flow Agent and ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof. Unless and until the Discharge of Senior Obligations has occurred, the Senior Agents and the Senior Secured Parties shall have the sole and exclusive right, as against any Junior Agent, subject to the rights of the Credit Parties under the Senior Debt Documents, (a) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Credit Party, (b) to adjust settlement for any insurance policy covering the Junior Shared Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Junior Shared Collateral. If any Junior Agent or any Junior Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4.1.

Section 3.5 No Additional Rights For the Credit Parties Hereunder. Except as provided in Section 3.6, if any ABL Secured Party, Cash Flow Secured Party or Junior Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party, Cash Flow Secured Party or Junior Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party, Cash Flow Secured Party or Junior Secured Party.

Section 3.6 Inspection and Access Rights.

(a) Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Any Secured Creditor Remedies by the ABL Agent) and whether or not the Cash Flow Agent or any other Cash Flow Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Cash Flow Agent, the ABL Agent or any other Person (including any ABL Credit Party) acting with the consent, or on behalf, of the ABL Agent, shall have the right (a) during normal business hours on any Business Day, to access ABL Priority Collateral that (i) is stored or located in or on, (ii) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (iii) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Cash Flow Priority Collateral, and (b) during the Use Period, shall have the right to use the Cash Flow Priority Collateral (including, without limitation, Equipment, Fixtures, Intellectual Property, General Intangibles and Real Property), each of the foregoing in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any ABL Credit Party’s business), store or otherwise deal with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by any Cash Flow Secured Party or any Junior Secured Party or liability to any Cash Flow Secured Party or any Junior Secured Party. In the event that any ABL Secured Party has commenced and is continuing the Exercise of Any Secured Creditor Remedies with respect to any ABL Priority Collateral or any other sale or liquidation of the ABL Priority Collateral has been commenced by an ABL Credit Party (with the consent of the ABL Agent), the Cash Flow Agent may not sell, assign or otherwise transfer the related Cash Flow Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.6.

(b) During the period of actual occupation, use and/or control by the ABL Secured Parties and/or the ABL Agent (or their respective employees, agents, advisers and representatives) of any Cash Flow Priority Collateral, the ABL Secured Parties and the ABL Agent shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Cash Flow Priority Collateral resulting from such occupancy, use or control, and to leave such Cash Flow Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Secured Parties or the ABL Agent have any liability to the Cash Flow Secured Parties and/or to the Cash Flow Agent (or to any Junior Secured Party and/or any Junior Agent) pursuant to this Section 3.6 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Cash Flow Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agent, as the case may be) of their rights under this Section 3.6 and the ABL Secured Parties shall have no duty or liability to maintain the Cash Flow Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Cash Flow Priority Collateral that results from ordinary wear and tear resulting from the use of the Cash Flow Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 3.6. Without limiting the rights granted in this Section 3.6, the ABL Secured Parties and the ABL Agent shall cooperate with the Cash Flow Secured Parties and/or the Cash Flow Agent in connection with any efforts made by the Cash Flow Secured Parties and/or the Cash Flow Agent to sell the Cash Flow Priority Collateral.

(c) The ABL Agent and the ABL Secured Parties shall not be obligated to pay any amounts to the Cash Flow Agent, any Junior Agent, the Cash Flow Secured Parties or any Junior Secured Parties (or any person claiming by, through or under the Cash Flow Secured Parties, including any purchaser of the Cash Flow Priority Collateral) or to the ABL Credit Parties, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Cash Flow Priority Collateral.

(d) The ABL Secured Parties shall (i) use the Cash Flow Priority Collateral in accordance with applicable law; (ii) insure for damage to property and liability to persons, including property and liability insurance for the benefit of the Cash Flow Secured Parties; and (iii) indemnify the Cash Flow Secured Parties from any claim, loss, damage, cost or liability arising from the ABL Secured Parties’ use of the Cash Flow Priority Collateral (except for those arising from the gross negligence or willful misconduct of any Cash Flow Secured Party).

(e) The Cash Flow Agent, any Junior Agent, the other Cash Flow Secured Parties and the other Junior Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the rights described in Section 3.6(a) hereof.

(f) Subject to the terms hereof, the Cash Flow Agent may advertise and conduct public auctions or private sales of the Cash Flow Priority Collateral without notice (except as required by applicable law) to any ABL Secured Party or any Junior Secured Party, the involvement of or interference by any ABL Secured Party or any Junior Secured Party or liability to any ABL Secured Party or any Junior Secured Party as long as, in the case of an actual sale, the respective purchaser assumes and agrees to the obligations of the Cash Flow Agent and the Cash Flow Secured Parties under this Section 3.6.

Section 3.7 Tracing of and Priorities in Proceeds. The ABL Agent, for itself and on behalf of the ABL Secured Parties, and the Cash Flow Agent, for itself and on behalf of the Cash Flow Secured Parties, further agree that prior to an issuance of any notice of Exercise of Any Secured Creditor Remedies by such Secured Party (unless a bankruptcy or insolvency Event of Default then exists), any proceeds of Collateral, whether or not deposited under control agreements, which are used by any Credit Party to acquire other property which is Collateral shall not (solely as between the Senior Agents and the Senior Lenders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired.

Section 3.8 Payments Over.

(a) So long as the Discharge of Cash Flow Obligations has not occurred, any Cash Flow Priority Collateral or Proceeds thereof not constituting ABL Priority Collateral received by the ABL Agent or any other ABL Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Cash Flow Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Cash Flow Agent for the benefit of the Cash Flow Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Cash Flow Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such other ABL Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(b) So long as the Discharge of ABL Obligations has not occurred, any ABL Priority Collateral or Proceeds thereof not constituting Cash Flow Priority Collateral received by the Cash Flow Agent or any Cash Flow Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the ABL Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the ABL Agent for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Agent is hereby authorized to make any such endorsements as agent for the Cash Flow Agent or any such Cash Flow Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(c) So long as the Discharge of Senior Obligations has not occurred, any Junior Shared Collateral or Proceeds thereof received by any Junior or any Junior Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the Junior Shared Collateral in contravention of this Agreement or otherwise shall be segregated and held in trust and forthwith paid over to the applicable Senior Agent for the benefit of the applicable Senior Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Senior Agent is hereby authorized to make any such endorsements as agent for each of the Junior Agents or any such Junior Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of Certain Obligations. The Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition by the ABL Credit Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Cash Flow Secured Parties or the Junior Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Secured Party) or the Cash Flow Agent (or any Cash Flow Secured Party) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, expressly acknowledges and agrees that (i) the Cash Flow Credit Agreement includes a revolving commitment, that in the ordinary course of business the Cash Flow Agent and the Cash Flow Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the Cash Flow Agent upon any portion of the Collateral in connection with a permitted disposition by the Cash Flow Credit Parties under any Cash Flow Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the Cash Flow Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Cash Flow Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Cash Flow Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the ABL Secured Parties or the Junior Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the Cash Flow Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the Cash Flow Obligations at any time; provided, however, that from and after the date on which the Cash Flow Agent (or any Cash Flow Secured Party) or the ABL Agent (or any ABL Secured Party) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the Cash Flow Agent or any Cash Flow Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Cash Flow Obligations, or any portion thereof.

(b) Application of Proceeds of ABL Priority Collateral. The ABL Agent, the Cash Flow Agent and each Junior Agent that becomes a party to this Agreement hereby agree that all ABL Priority Collateral, ABL Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the ABL Priority Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of the Cash Flow Obligations,

fourth, to the payment of the Junior Obligations secured by an interest in such Junior Shared Collateral, which payment shall be made between and among the Junior Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), and fifth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct,

provided that if in connection with an Insolvency Proceeding, the Lien granted in favor of the ABL Agent or the ABL Secured Parties in respect of such ABL Priority Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 2.1(a) and Section 5.3 would not be effective, the proceeds received with respect to the ABL Priority Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the Cash Flow Obligations in accordance with the Cash Flow Documents until Discharge of Cash Flow Obligations shall have occurred.

(c) Application of Proceeds of Cash Flow Priority Collateral. The ABL Agent, the Cash Flow Agent and each Junior Agent that becomes a party to this Agreement hereby agree that all Cash Flow Priority Collateral, Cash Flow Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the Cash Flow Priority Collateral shall be applied, first, to the payment of costs and expenses of the Cash Flow Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the Cash Flow Obligations in accordance with the Cash Flow Documents until the Discharge of Cash Flow Obligations shall have occurred,

third, to the payment of the ABL Obligations,

fourth, to the payment of the Junior Obligations secured by an interest in such Junior Shared Collateral, which payment shall be made between and among the Junior Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), and fifth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct,

provided that if in connection with an Insolvency Proceeding, the Lien granted in favor of the Cash Flow Agent or the Cash Flow Secured Parties in respect of such Cash Flow Priority Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 2.1(a) and Section 5.3 would not be effective, the proceeds received with respect to the Cash Flow Priority Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the ABL Obligations in accordance with the ABL Documents until Discharge of ABL Obligations shall have occurred.

(d) Application of Proceeds of Shared Collateral. The ABL Agent and the Cash Flow Agent hereby agree that all Shared Collateral and all Proceeds thereof, received by either of them shall be applied,

first, to the payment of costs and expenses of the Senior Agents in connection with the enforcement and realization upon such Shared Collateral,

second, to the payment of the Cash Flow Obligations and the ABL Obligations Pro Rata and

third, to the payment of the Junior Obligations secured by an interest in such Junior Shared Collateral, which payment shall be made between and among the Junior Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby).

(e) Application of Proceeds of Junior Shared Collateral. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Junior Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Junior Shared Collateral upon the exercise of remedies shall be applied by the applicable Senior Agent to the Senior Obligations as set forth in this Section 4.1 until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, each applicable Senior Agent shall deliver promptly to the Designated Junior Agent any Junior Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Junior Agent to the Junior Obligations in accordance with this Section 4.1.

(f) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Cash Flow Agent, to any Cash Flow Secured Party, to any Junior Agent or to any Junior Secured Party represented thereby, and the Cash Flow Agent shall have no obligation or liability to the ABL Agent, to any ABL Secured Party, to any Junior Agent or to any Junior Secured Party represented thereby regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

(g) Turnover of Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Cash Flow Agent or shall execute such documents as the Cash Flow Agent may reasonably request (at the expense of the Cash Flow Borrower) to enable the Cash Flow Agent to have control over any Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Cash Flow Obligations, the Cash Flow Agent shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request (at the expense of the ABL Borrowers) to enable the ABL Agent to have control over any Control Collateral still in the Cash Flow Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Senior Obligations, the applicable Senior Agent shall deliver to the Designated Junior Agent or shall execute such documents as the Designated Junior Agent may reasonably request (at the expense of the Junior Borrower) to enable the Designated Junior Agent to have control over any Control Collateral still in such Senior Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2 Specific Performance. Each of the ABL Agent, the Cash Flow Agent and each Junior Agent that becomes a party to this Agreement is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the ABL Secured Parties, the Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Cash Flow Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance, by the Cash Flow Agent or any Cash Flow Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Cash Flow Obligations.

(b) None of the ABL Agent, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Cash Flow Credit Agreement, any other Cash Flow Document, any Junior Agreement or any other Junior Debt Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Cash Flow Agent, any Cash Flow Secured Party, any Junior Agent or any Junior Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Cash Flow Agent, any of the Cash Flow Secured Parties, any Junior Agent or any of the Junior Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. The Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c) None of the Cash Flow Agent, any Cash Flow Secured Party or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Cash Flow Agent or any Cash Flow Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Cash Flow Credit Agreement or any of the other Cash Flow Documents, whether the Cash Flow Agent or any Cash Flow Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement, any other ABL Document, any Junior Agreement or any other Junior Debt Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Cash Flow Agent or any Cash Flow Secured Party otherwise should exercise any of its contractual rights or remedies under the Cash Flow Documents (subject to the express terms and conditions hereof), neither the Cash Flow Agent nor any Cash Flow Secured Party shall have any liability whatsoever to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Cash Flow Agent and the Cash Flow Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Cash Flow Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, agrees that none of the Cash Flow Agent or the Cash Flow Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Cash Flow Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2 Modifications to Credit Documents.

(a) The Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the

Junior Secured Parties represented thereby, hereby agrees that, without affecting the obligations of the Cash Flow Agent, the Cash Flow Secured Parties, any Junior Agent or any Junior Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Cash Flow Agent, any Cash Flow Secured Party, any Junior Agent or any Junior Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Cash Flow Agent, any Cash Flow Secured Party, any Junior Agent or any Junior Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii) subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi) subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii) otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b) The ABL Agent, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby agrees that, without affecting the obligations of the ABL Agent, the ABL Secured Parties, any Junior Agent or any Junior Secured Parties hereunder, the Cash Flow Agent and the Cash Flow Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Cash Flow Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Cash Flow Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Cash Flow Obligations or any of the Cash Flow Documents;

(ii) subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Cash Flow Obligations, and in connection therewith to enter into any additional Cash Flow Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Cash Flow Obligations;

(iv) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(v) subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Cash Flow Obligations;

(vi) release its Lien on any Collateral or other Property; and

(vii) otherwise manage and supervise the Cash Flow Obligations as the Cash Flow Agent shall deem appropriate.

(c) The ABL Obligations and the Cash Flow Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any ABL Document or any Cash Flow Document) of the ABL Agent, the ABL Secured Parties, the Cash Flow Agent or the Cash Flow Secured Parties, as the case may be, or any Junior Agent or Junior Secured Party, in all cases, all without affecting the Lien Priorities provided for herein or the other provisions hereof, provided, however, that, if the indebtedness refunding, replacing or refinancing any such ABL Obligations or Cash Flow Obligations is to constitute ABL Obligations or Cash Flow Obligations subject to this Agreement, the holders of such refunding, replacement or refinancing Indebtedness (or an authorized agent or trustee on their behalf) shall bind themselves in writing to the terms of this Agreement pursuant to a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent or the Cash Flow Agent, as the case may be, and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Cash Flow Documents (to the extent such documents survive the refinancing).

(d) No Junior Collateral Document may be amended, supplemented, restated, amended and restated or otherwise modified or entered into to the extent such amendment, supplement, restatement, amendment and restatement or modification, or the terms of any new Junior Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. Each Junior Agent agrees to deliver to the Senior Agents copies of (i) any amendments, supplements or other modifications to the Junior Collateral Documents and (ii) any new Junior Collateral Documents promptly after effectiveness thereof. Each Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, agrees that each Junior Collateral Document under its Junior Agreement shall include the following language (or language to similar effect reasonably approved by the Senior Agents):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Junior Agent] pursuant to this [Agreement] are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to (A) Citibank, N.A., as administrative agent, pursuant to or in connection with the Second Amended and Restated Credit Agreement, dated as of October 26, 2007, amended and restated as of February 11, 2011, and amended and restated as of [            ], 2012, among Avaya Inc., as Borrower, Avaya Holdings Corp., as Holdings, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and the other parties thereto, as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified from time to time (including the refinancing of a portion of the loans thereunder with the proceeds of the Company’s 7.00% Senior Secured Notes due 2019 issued under that certain Indenture, dated as of February 11, 2011, among the Company, the guarantors party thereto from time to time and The Bank of New York Mellon Trust Company, N.A., as trustee) and (B) Citicorp USA, Inc., as administrative agent, pursuant to or in connection with the Amended and Restated Credit Agreement, dated as of October 26, 2007 and amended and restated as of [            ], 2012, among Avaya Inc., as Parent Borrower, Avaya Holdings Corp., as Holdings, the lenders from time to time party thereto, Citicorp USA, Inc., as administrative agent and the other parties thereto, as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified from time to time and (ii) the exercise of any right or remedy by the [Junior Agent] hereunder is subject to the limitations and provisions of the Amended and Restated Intercreditor Agreement (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) entered into as of [            ], 2012 among CITICORP USA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the ABL Secured Parties (as defined therein), CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Cash Flow Agent”) for the Cash Flow Secured Parties (as

defined therein), and each Junior Agent (as defined therein) that from time to time becomes a party thereto pursuant to Section 7.6 thereof. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(e) In the event that each applicable Senior Agent and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Agents, the Senior Secured Parties, the Company or any other Credit Party thereunder (including the release of any Liens on Senior Collateral) in a manner that is applicable to all Senior Collateral Documents, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Junior Collateral Document without the consent of any Junior Agent or any Junior Secured Party and without any action by any Junior Agent, the Company or any other Credit Party; provided, however, that written notice of such amendment, waiver or consent shall have been given to each Junior Agent within 10 Business Days after the effectiveness of such amendment, waiver or consent; provided, further, that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Senior Collateral Document or this Agreement as set forth in this Section 5.2(e).

Section 5.3 Reinstatement and Continuation of Agreement.

(a) If the ABL Agent or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Cash Flow Agent, any Junior Agent, the ABL Secured Parties, the Cash Flow Secured Parties and any Junior Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Cash Flow Obligations or the Junior Obligations. No priority or right of the ABL Agent or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Secured Party may have.

(b) If the Cash Flow Agent or any Cash Flow Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Cash Flow Obligations (a “Cash Flow Recovery”), then the Cash Flow Obligations shall be reinstated to the extent of such Cash Flow Recovery. If this Agreement shall have been terminated prior to such Cash Flow Recovery, this Agreement shall be reinstated in full force and effect in the event of such Cash Flow Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Cash Flow Agent, any Junior Agent, the ABL Secured Parties, the Cash Flow Secured Parties and any Junior Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Cash Flow Obligations or the Junior Obligations. No priority or right of the Cash Flow Agent or any Cash Flow Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Cash Flow Documents, regardless of any knowledge thereof which the Cash Flow Agent or any Cash Flow Secured Party may have.

(c) Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over to the applicable Senior Agent for application in accordance with the priorities set forth in this Agreement.

ARTICLE 6

INSOLVENCY PROCEEDINGS

Section 6.1 DIP Financing.

(a) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “DIP Financing”), with such DIP Financing to be secured by, potentially with other collateral, all or any portion of the ABL Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief

Laws) would be ABL Priority Collateral), then the Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Cash Flow Agent securing the Cash Flow Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing except as permitted by Section 6.3(c)(i)), so long as (i) the Cash Flow Agent retains its Lien on the Collateral to secure the Cash Flow Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Law) and, as to the Cash Flow Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on Cash Flow Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the Cash Flow Agent on the Cash Flow Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral, (iii) the foregoing provisions of this Section 6.1(a) shall not prevent the Cash Flow Agent and the Cash Flow Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws, (iv) if the ABL Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, the Cash Flow Agent also may seek to obtain an adequate protection Lien on such post-petition assets of the debtor to secure the Cash Flow Obligations, provided that such Liens in favor of the Cash Flow Agent and the ABL Agent shall be subject to the provisions of Section 6.1(d) hereof and (v) the maximum aggregate principal amount of Indebtedness that may be outstanding from time to time under such DIP Financing plus, without duplication, the aggregate principal amount of Loans and the aggregate face amount of Letters of Credit (each as defined in any ABL Credit Agreement) does not exceed $435,000,000 less the aggregate principal amount of all Incremental Replacement Secured Notes (as defined in the ABL Credit Agreement) ever issued in accordance with the ABL Credit Agreement.

(b) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Cash Flow Obligations, and the Cash Flow Agent or the Cash Flow Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by, potentially with other collateral, all or any portion of the Cash Flow Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Cash Flow Priority Collateral), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the ABL Agent securing the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing except as permitted by Section 6.3(c)(ii)), so long as (i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Law) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief

Laws and any Lien on ABL Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the ABL Agent on the ABL Priority Collateral, (ii) all Liens on Cash Flow Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the Cash Flow Agent and the Cash Flow Secured Parties securing the Cash Flow Obligations on Cash Flow Priority Collateral, (iii) the foregoing provisions of this Section 6.1(b) shall not prevent the ABL Agent and the ABL Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws and (iv) if the Cash Flow Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the Cash Flow Obligations, the ABL Agent also may seek to obtain an adequate protection Lien on such post-petition assets of the debtor to secure the ABL Obligations, provided that such Liens in favor of the Cash Flow Agent and the ABL Agent shall be subject to the provisions of Section 6.1(d) hereof.

(c) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Senior Obligations, and any Senior Agent or any Senior Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by, potentially with other collateral, all or any portion of the Senior Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Senior Collateral), then each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that it will raise no (a) objection to and will not otherwise contest such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent permitted by Section 2.3(d) and Section 6.3(d), will not request or accept any adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Junior Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Junior Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) to any “carve-out” for professional and United States Trustee fees agreed to by the applicable Senior Agent(s) and (z) any adequate protection Liens granted to any Senior Agent, (b) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Agent or any other Senior Secured Party, (c) objection to (and will not otherwise contest) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral or under Section 363(k) of the Bankruptcy Code or (d) objection to (and will not otherwise contest) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral. Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.

(d) All Liens granted to the ABL Agent, the Cash Flow Agent or any Junior Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2 Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of Cash Flow Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Cash Flow Priority Collateral without the Cash Flow Agent’s express written consent. Until the Discharge of Senior Obligations has occurred, each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of any Junior Shared Collateral without the express written consent of each Senior Agent. In addition, neither the Cash Flow Agent nor the ABL Agent shall seek any relief from the automatic stay with respect to any Collateral without providing three (3) days’ prior written notice to the other, unless such period is agreed by both the ABL Agent and the Cash Flow Agent to be modified or unless the ABL Agent or Cash Flow Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Cash Flow Priority Collateral, as applicable, will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Cash Flow Agent’s ability to realize upon its Collateral.

Section 6.3 No Contest; Adequate Protection.

(a) The Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(b) above), (ii) any proposed provision of DIP Financing by the ABL Agent and the ABL Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the ABL Agent) or (iii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(b) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement.

(b) The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Cash Flow Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Cash Flow Agent or any Cash Flow Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a)

above), (ii) any proposed provision of DIP Financing by the Cash Flow Agent and the Cash Flow Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the Cash Flow Agent) or (iii) any objection by the Cash Flow Agent or any Cash Flow Secured Party to any motion, relief, action or proceeding based on a claim by the Cash Flow Agent or any Cash Flow Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Cash Flow Agent as adequate protection of its interests are subject to this Agreement.

(c) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding:

(i) if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that the Cash Flow Agent, on behalf of itself or any of the Cash Flow Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Cash Flow Agent on ABL Priority Collateral; and

(ii) in the event the Cash Flow Agent, on behalf of itself or any of the Cash Flow Secured Parties, are granted adequate protection in respect of Cash Flow Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Cash Flow Priority Collateral), then the Cash Flow Agent, on behalf of itself and any of the Cash Flow Secured Parties, agrees that the ABL Agent on behalf of itself or any of the ABL Secured Parties, may seek or request (and the Cash Flow Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Cash Flow Obligations on the same basis as the other Liens of the ABL Agent on Cash Flow Priority Collateral.

(iii) Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to (A) the ABL Priority Collateral, nothing herein shall limit the rights of the Cash Flow Agent or the Cash Flow Secured Parties from seeking adequate protection with respect to their rights in the Cash Flow Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (B) the Cash Flow Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Secured Parties from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

(d) Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Agent or any Senior Secured Parties for adequate protection, (b) any objection by any Senior Agent or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Agent’s or Senior Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Agent or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or otherwise or any similar provision of any other Debtor Relief Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law. Notwithstanding anything contained in this Section 6.3 or in Section 6.1, in any Insolvency Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law, then each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, may seek or request adequate protection in the form of a replacement Lien or superpriority claim on such additional collateral, which Lien or superpriority claim is subordinated to the Liens securing and claims relating to all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing and claims relating to the Junior Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement, (ii) in the event any Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, seeks or requests adequate protection and such adequate protection is granted in the form of additional or replacement collateral (even if such collateral is Junior Shared Collateral), then such Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, agrees that each Senior Agent shall also be granted a senior Lien on such additional or replacement collateral as security for the Senior Obligations and that any Lien on such additional or replacement collateral securing the applicable Junior Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing such Junior Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement and (iii) in the event any Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, seeks or requests adequate protection and such adequate protection is granted in the form of a superpriority claim, then such Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, agrees that each Senior Agent shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the superpriority claim of the Junior Secured Parties.

Section 6.4 Asset Sales. The Cash Flow Agent agrees, on behalf of itself and the Cash Flow Secured Parties, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the proceeds of such sale are applied in accordance with this Agreement. The ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that it will not oppose any sale consented to by the Cash Flow Agent of any Cash Flow Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the proceeds of such sale are applied in accordance with this Agreement. Each Junior Agent that becomes a party to this Agreement agrees, for itself and on behalf of each Junior Secured Party represented thereby, that it will not oppose any sale or other disposition consented to by any Senior Agent of any Senior Collateral pursuant to Section 363 of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws), so long as the proceeds of such sale are applied in accordance with this Agreement. If such sale of Collateral includes both ABL Priority Collateral and Cash Flow Priority Collateral, the ABL Secured Parties shall be entitled to receive net proceeds from such sale in an amount at least equal to the maximum amounts available to be borrowed under any ABL Credit Agreement with respect to the Inventory and Accounts included in such sale; as to the balance of the net proceeds, if the ABL Agent, on behalf of itself and the ABL Secured Parties, and the Cash Flow Agent, on behalf of itself and the Cash Flow Secured Parties, are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Cash Flow Priority Collateral, either such Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon all Parties to this Agreement.

Section 6.5 Separate Grants of Security and Separate Classification. Each Cash Flow Secured Party, each ABL Secured Party and each Junior Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents, the Cash Flow Security Documents and the Junior Debt Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Cash Flow Obligations are fundamentally different from the ABL Obligations and the Junior Obligations, the ABL Obligations are fundamentally different from the Cash Flow Obligations and the Junior Obligations, and the Junior Obligations are fundamentally different from the ABL Obligations and the Cash Flow Obligations, and, in each case, must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, (x) if it is held that the claims of the ABL Secured Parties and the Cash Flow Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Cash Flow Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Cash Flow Obligation claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Cash Flow Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Cash Flow Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Cash Flow Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties from such Priority Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries and (y) if it is held that the claims of any of the Senior Secured Parties and any Junior Secured Parties in respect of the Junior Shared Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of Senior Obligation claims and Junior Obligation claims against the Credit Parties in respect of the Junior Shared Collateral, with the effect being that, to the extent that the aggregate value of the Junior Shared Collateral is sufficient (for this purpose ignoring all claims held by any Junior Secured Parties), the applicable Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the Senior Secured Parties and any other Senior Collateral (regardless of whether any claim for such amounts is allowed or allowable in such Insolvency Proceeding) before any distribution is made in respect of the claims held by the Junior Secured Parties from Junior Shared Collateral, with each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, hereby acknowledging and agreeing to turn over to the applicable Senior Agent amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of such Junior Secured Parties.

Section 6.6 No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Agent or any other Senior Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Junior Secured Party, including the seeking by any Junior Secured Party of adequate protection or the assertion by any Junior Secured Party of any of its rights and remedies under the applicable Junior Debt Documents or otherwise.

Section 6.7 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law and shall be effective before, during and after the commencement of any Insolvency Proceeding. The relative rights as to the Collateral and proceeds thereof shall continue after the commencement of any Insolvency Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Credit Party. All references herein to any Credit Party shall include such Credit Party as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.8 Other Matters with respect to Junior Shared Collateral. To the extent that any Junior Agent that becomes a party to this Agreement or any Junior Secured Party represented thereby has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law with respect to any of the Junior Shared Collateral, such Junior Agent, on behalf of itself and each Junior Secured Party represented thereby, or such Junior Secured Party agrees not to assert any such rights without the prior written consent of each Senior Agent; provided that if requested by each Senior Agent, such Junior Agent shall timely exercise such rights in the manner requested by the Senior Agents (acting unanimously), including any rights to payments in respect of such rights. Until the Discharge of Senior Obligations has occurred, each Junior Agent that becomes a party to this Agreement, on behalf of itself and each Junior Secured Party represented thereby, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Junior Shared Collateral.

Section 6.9 Reorganization Securities.

(a) If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Junior Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Junior Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b) Each Junior Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of each Senior Agent.

Section 6.10 Section 1111(b) of the Bankruptcy Code. Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code. Until the Discharge of Senior Obligations, each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that it shall not make any election under Section 1111(b) of the Bankruptcy Code regarding the Junior Shared Collateral.

Section 6.11 ABL Rights Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the Cash Flow Agent, any Junior Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any ABL Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the Cash Flow Agent, any Junior Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.12 Cash Flow Rights Unconditional. All rights of the Cash Flow Agent hereunder, all agreements and obligations of the ABL Agent, any Junior Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Cash Flow Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Cash Flow Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Cash Flow Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Cash Flow Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Cash Flow Obligations, or of any of the ABL Agent, any Junior Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.13 Junior Rights Unconditional. All rights of any Junior Agent that becomes a party to this Agreement hereunder, all agreements and obligations of the ABL Agent, the Cash Flow Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Junior Debt Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Junior Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Junior Debt Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Junior Shared Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Junior Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Junior Obligations, or of any Credit Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Rights of Subrogation. The Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, agrees that no payment to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Cash Flow Agent or any Cash Flow Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Cash Flow Agent or any Cash Flow Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Cash Flow Agent or any Cash Flow Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Cash Flow Obligations shall have occurred. Following the Discharge of Cash Flow Obligations, the Cash Flow Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Cash Flow Obligations resulting from payments to the Cash Flow Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Cash Flow Agent are paid by such Person upon request for payment thereof.

Each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that no payment to the Cash Flow Agent, any Cash Flow Secured Party, the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle such Junior Agent or any Junior Secured Party represented by it to exercise any rights of subrogation in respect thereof until the Discharge of Senior Obligations shall have occurred. Each Junior Agent that becomes a party to this Agreement, on behalf of itself and each Junior Secured Party represented thereby, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred. Following the Discharge of Senior Obligations, each Senior Agent agrees to execute such documents, agreements, and instruments as such Junior Agent or any Junior Secured Party represented by it may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations or the Cash Flow Obligations, as applicable, resulting from payments to the ABL Agent or the Cash Flow Agent, as applicable, by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent or the Cash Flow Agent, as applicable, are paid by such Person upon request for payment thereof.

Section 7.2 Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Junior Agent that becomes a party to this Agreement, on behalf of itself and each Junior Secured Party represented thereby, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 7.3 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Senior Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Senior Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.3, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.3.

Section 7.4 Representations. The Cash Flow Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the Cash Flow Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Cash Flow Secured Parties and that this Agreement shall be binding obligations of the Cash Flow Agent and the Cash Flow Secured Parties, enforceable against the Cash Flow Agent and the Cash Flow Secured Parties in accordance with its terms. The ABL Agent represents and warrants to the Cash Flow Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agent and the ABL Secured Parties, enforceable against the ABL Agent and the ABL Secured Parties in accordance with its terms. Each Junior Agent that becomes a party to this Agreement represents and warrants to the Cash Flow Agent, the ABL Agent and each other Junior Agent (if any) that it has the requisite power and authority under the applicable Junior Debt Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Junior Secured Parties represented thereby and that this Agreement shall be binding obligations of such Junior Agent and the Junior Secured Parties represented by it, enforceable against such Junior Agent and the Junior Secured Parties represented by it in accordance with its terms.

Section 7.5 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Cash Flow Agent, the ABL Agent and the Designated Junior Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) without the consent of any other Secured Party but with the consent of the Company, (x) any Junior Agent may become a party hereto by execution and delivery to each other Agent of a Junior Secured Indebtedness Joinder in accordance with Section 7.6 and (y) any Senior Agent may become a party hereto by execution and delivery to each other Agent of a joinder hereto pursuant to Section 5.2(c) and, in each case, upon such execution and delivery, such Agent and the Secured Parties for which such Agent is acting shall be subject to the terms hereof; (ii) the Senior Agents may amend or waive any provision of this Agreement, or consent to any departure therefrom by any Senior Secured Party, that solely affects the rights and obligations of the Senior Secured Parties hereunder or does not adversely affect any Junior Secured Party in its capacity as such, in each case, without the consent of any Junior Agent or any other Junior Secured Party; and (iii) (x) any Junior Majority Agent may amend or waive any provision of this Agreement, or consent to any departure therefrom by any Junior Secured Party, and (y) any two or more Junior Agents may in a separate agreement consent to any departure from this Agreement by any Junior Secured Party, in the case of each of the foregoing clauses (x) and (y), that solely affects the rights and obligations of the Junior Secured Parties hereunder without the consent of any Senior Agent or any other Senior Secured Party. No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Junior Agent that is not then a Party, or any Junior Secured Party not then represented by a Junior Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other effect upon any such Junior Agent or Junior Secured Party that may at any subsequent time become a Party or beneficiary hereof), shall be effective unless it is consented to in writing by the Company (regardless of whether any such Junior Agent or Junior Secured Party ever becomes a Party or beneficiary hereof), and any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Company and each other affected Credit Party.

Section 7.6 Designation of Junior Secured Indebtedness; Joinder of Junior Agents.

(a) The Company may designate any Junior Secured Indebtedness complying with the requirements of the definition of “Junior Secured Indebtedness” as Junior Secured Indebtedness for purposes of this Agreement, upon complying with the following conditions:

(i) one or more Junior Agents for one or more Junior Secured Parties in respect of such Junior Secured Indebtedness shall have executed the Junior Secured Indebtedness Joinder with respect to such Junior Secured Indebtedness, and the Company or any such Junior Agent shall have delivered such executed Junior Secured Indebtedness Joinder to each other Agent then party to this Agreement;

(ii) at least three Business Days (unless a shorter period is agreed in writing by the Parties and the Company) prior to delivery of the Junior Secured Indebtedness Joinder, the Company shall have delivered to each other Agent then party to this Agreement complete and correct copies of any Junior Agreement, Junior Guaranties and Junior Collateral Documents that will govern such Junior Secured Indebtedness upon giving effect to such designation (which may be unexecuted copies of Junior Debt Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii) the Company shall have executed and delivered to each other Agent then party to this Agreement a Junior Secured Indebtedness Designation, with respect to such Junior Secured Indebtedness; and

(iv) all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Junior Secured Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to each other Agent then party to this Agreement.

(b) Upon satisfaction of the foregoing conditions, the designated Junior Secured Indebtedness shall constitute “Junior Secured Indebtedness”, any Junior Agreement under which such Junior Secured Indebtedness is or may be incurred shall constitute a “Junior

Agreement”, any holder of such Junior Secured Indebtedness or other applicable Junior Secured Party shall constitute a “Junior Secured Party”, and any Junior Agent for any such Junior Secured Party shall constitute a “Junior Agent,” for all purposes under this Agreement. The date on which the foregoing conditions shall have been satisfied with respect to such Junior Secured Indebtedness is herein called the “Junior Effective Date”. Prior to the Junior Effective Date with respect to such Junior Secured Indebtedness, all references herein to Junior Secured Indebtedness shall be deemed not to take into account such Junior Secured Indebtedness, and the rights and obligations of each other Agent then party to this Agreement shall be determined on the basis that such Junior Secured Indebtedness is not then designated. On and after the Junior Effective Date with respect to such Junior Secured Indebtedness, all references herein to Junior Secured Indebtedness shall be deemed to take into account such Junior Secured Indebtedness, and the rights and obligations of each other Agent then party to this Agreement shall be determined on the basis that such Junior Secured Indebtedness is then designated.

(c) In connection with any designation of Junior Secured Indebtedness pursuant to this Section 7.6, each Agent then party hereto agrees at the Company’s expense (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Cash Flow Collateral Documents or ABL Collateral Documents, as applicable, and any blocked account, control or other agreements relating to any security interest in Control Collateral, and to make or consent to any filings or take any other actions (including executing and recording any mortgage subordination or similar agreement), as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on any Collateral to secure such Junior Secured Indebtedness to become a valid and perfected Lien (with the priority contemplated by this Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Junior Secured Indebtedness pursuant to this Section 7.6 (including without limitation, if requested, by executing an acknowledgment of any Junior Secured Indebtedness Joinder or of the occurrence of any Junior Effective Date).

Section 7.7 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing. All such written notices shall be mailed, faxed, sent by other electronic transmission or delivered to the applicable address, as set forth below.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered. For the purposes hereof, the addresses of the Parties hereto (until notice of a change thereof is delivered as provided in this Section 7.7) shall be as set forth below or, as to each Party, at such other address as may be designated by such party in a written notice to all of the other Parties in accordance with this Section 7.7.

ABL Agent:	Citicorp USA, Inc.
390 Greenwich St, 1/F
New York, New York 10013
Attention: Brendan Mackay, Director – Asset Based & Transitional Finance
	Telephone:	(212) 723-3752
	Facsimile:	(646) 291-3363
	Email:	Brendan.mackay@citi.com

Cash Flow Agent:	Citibank, N.A.
1615 Brett Road OPS III
New Castle, Delaware 19720
Attention: Citibank NA Agency Department
	Facsimile:	(212) 994-0961
	Email:	GLAgentOfficeOps@citi.com

Any Junior Agent:	As set forth in the Junior Secured Indebtedness Joinder executed and delivered by such Junior Agent pursuant to Section 7.6.

Section 7.8 No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.9 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of Senior Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), to the extent permitted by the applicable Credit Document, the ABL Agent, any ABL Secured Party, the Cash Flow Agent, any Cash Flow Secured Party, any Junior Agent or any Junior Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations, the Cash Flow Obligations or the Junior Obligations, as applicable, to any other Person (other than any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor and any Subsidiary of any Borrower or any Guarantor (except as provided in any ABL Credit Agreement, any Cash Flow Credit Agreement or any Junior Agreement, as applicable)), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Cash Flow Agent, any ABL Secured Party, any Cash Flow Secured Party, any Junior Agent or any Junior Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties, the Cash Flow Secured Parties and the Junior Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.10 Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

Section 7.12 No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agent, ABL Secured Parties, Cash Flow Agent, Cash Flow Secured Parties, any Junior Agent and any Junior Secured Parties. No other Person (including any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor, or any Subsidiary of any Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.13 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.14 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.15 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.16 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY, ANY CASH FLOW SECURED PARTY OR ANY JUNIOR SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY ABL DOCUMENTS, ANY CASH FLOW DOCUMENTS OR ANY JUNIOR DEBT DOCUMENTS, RESPECTIVELY, AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.17 Intercreditor Agreement. This Agreement is the “Intercreditor Agreement” or the “ABL Intercreditor Agreement,” as applicable, referred to in each ABL Credit Agreement, each Cash Flow Credit Agreement and each Junior Agreement. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Cash Flow Secured Party or any Junior Secured Party, (ii) any Cash Flow Secured Party to the obligations due to any ABL Secured Party or any Junior Secured Party or (iii) any Junior Secured Party to the obligations due to any Senior Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that, subject to Section 2.1, this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.18 No Warranties or Liability. The Cash Flow Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement acknowledge and agree that no such Party has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any ABL Document, any Cash Flow Document or any Junior Debt Document. Except as otherwise provided in this Agreement, the Cash Flow Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.19 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document, any Cash Flow Document or any Junior Debt Document, the provisions of this Agreement shall govern.

Section 7.20 Information Concerning Financial Condition of the Credit Parties. Each of the Cash Flow Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the Cash Flow Obligations, the ABL Obligations or the applicable Junior Obligations, respectively. The Cash Flow Agent, the ABL Agent and each such Junior Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Cash Flow Agent, the ABL Agent or any such Junior Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby agrees to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, and the Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

CITICORP USA, INC., in its capacity as the ABL Agent

By:
Name:
Title:

CITIBANK, N.A., in its capacity as the Cash Flow Agent

By:
Name:
Title:

[Amended and Restated Intercreditor Agreement]

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Cash Flow Agent, the Cash Flow Lenders and any Junior Agent or any Junior Lenders and will not do any act to interfere with any obligations of the parties to this Agreement. Each Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, the Borrowers and Guarantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Cash Flow Secured Parties, the Borrowers and Guarantors, the Cash Flow Documents remain in full force and effect as written and are in no way modified hereby.

Without limiting the foregoing, the Credit Parties consent to the performance by the Cash Flow Agent of the obligations set forth in Section 3.6 and acknowledge and agree that neither the Cash Flow Agent nor any other Cash Flow Secured Party shall ever be accountable or liable for any action taken or omitted by the ABL Agent or any other ABL Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure of any proprietary information or other Intellectual Property by the ABL Agent or any other ABL Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Credit Parties as a result of any action taken or omitted by the ABL Agent or its officers, employees, agents, successors or assigns pursuant to Section 3.6.

[SIGNATURE PAGES FOLLOW]

AVAYA INC.,

By:
Name:
Title:

AVAYA HOLDINGS CORP.,

By:
Name:
Title:

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
Name:
Title:

[Acknowledgment – Amended and Restated Intercreditor Agreement]

ANNEX A TO ACKNOWLEDGMENT

CREDIT PARTIES

AC TECHNOLOGIES, INC.

AVAYA CALA INC.

AVAYA EMEA LTD.

AVAYA FEDERAL SOLUTIONS, INC.

AVAYA GOVERNMENT SOLUTIONS INC.

AVAYA INTEGRATED CABINET SOLUTIONS INC.

AVAYA MANAGEMENT SERVICES INC.

AVAYA WORLD SERVICES INC.

INTEGRATED INFORMATION TECHNOLOGY CORPORATION

SIERRA ASIA PACIFIC INC.

TECHNOLOGY CORPORATION OF AMERICA, INC.

UBIQUITY SOFTWARE CORPORATION

VPNET TECHNOLOGIES, INC.

AVAYA HOLDINGS LLC

AVAYA HOLDINGS TWO, LLC

OCTEL COMMUNICATIONS LLC

RADVISION, INC.

AVAYALIVE INC.

EXHIBIT A

JUNIOR SECURED INDEBTEDNESS DESIGNATION

DESIGNATION dated as of                  , 20    , by [AVAYA INC.]1 (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Amended and Restated Intercreditor Agreement (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) entered into as of [            ], 2012 among CITICORP USA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the ABL Secured Parties, CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Cash Flow Agent”) for the Cash Flow Secured Parties, and each Junior Agent that from time to time becomes a party thereto pursuant to Section 7.6 thereof.2

Reference is made to that certain [insert name of Junior Agreement], dated as of                  , 20     (the “Junior Agreement”), among [list any applicable Credit Party], [list Junior Lenders] [and Junior Agent, as agent (the “New Junior Agent”)].

Section 7.6 of the Intercreditor Agreement permits the Company to designate Junior Secured Indebtedness under the Intercreditor Agreement. Accordingly:

Section 1. Representations and Warranties. The Company hereby represents and warrants to the ABL Agent, the Cash Flow Agent and any Junior Agent that:

(a) The Junior Secured Indebtedness incurred or to be incurred under the Junior Agreement constitutes “Junior Secured Indebtedness” which complies with the definition of such term in the Intercreditor Agreement; and

(b) all conditions set forth in Section 7.6 of the Intercreditor Agreement with respect to the Junior Secured Indebtedness have been satisfied.

Section 2. Designation of Junior Secured Indebtedness. The Company hereby designates such Junior Secured Indebtedness as Junior Secured Indebtedness under the Intercreditor Agreement.

[Signature Pages Follow]

[1]	Revise as appropriate to refer to any permitted successor or assign.
[2]	Revise as appropriate to refer to any successor Agent and to add reference to any previously added Junior Agent.

IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

[AVAYA INC.]

By:
Name:
Title:

[Junior Secured Indebtedness Designation]

EXHIBIT B

JUNIOR SECURED INDEBTEDNESS JOINDER

JOINDER, dated as of             , 20     (this “Agreement”), among CITICORP USA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”)3 for the ABL Secured Parties, CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Cash Flow Agent”)4 for the Cash Flow Secured Parties, and [list any previously added Junior Agent] [and insert name of each Junior Agent under any Junior Agreement being added hereby as party] and any successors or assigns thereof, to the Amended and Restated Intercreditor Agreement dated as of [            ], 2012 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) among the ABL Agent, the Cash Flow Agent [and (list any previously added Junior Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

W I T N E S S E T H:

Reference is made to that certain [insert name of Junior Agreement], dated as of                  , 20     (the “Junior Agreement”), among [list any applicable Credit Party], [list any applicable Junior Secured Parties (the “Joining Junior Secured Parties”)] [and insert name of each applicable Junior Agent (the “Joining Junior Agent”)].

Section 7.6 of the Intercreditor Agreement permits the Company to designate Junior Secured Indebtedness under the Intercreditor Agreement. The Company has so designated Junior Secured Indebtedness incurred or to be incurred under the Junior Agreement as Junior Secured Indebtedness by means of a Junior Secured Indebtedness Designation.

Accordingly, [the Joining Junior Agent, for itself and on behalf of the Joining Junior Secured Parties,] hereby agrees with the ABL Agent, the Cash Flow Agent and any Junior Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining Junior Agent, for itself and on behalf of the Joining Junior Secured Parties,] hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Junior Effective Date with respect to the Junior Agreement, be deemed to be a party to the Intercreditor Agreement.

Section 2. Recognition of Claims. (a) The ABL Agent (for itself and on behalf of the other ABL Secured Parties), the Cash Flow Agent (for itself and on behalf of the other Cash Flow Secured Parties) and [each of the Junior Agents (for itself and on behalf of any Junior

[3]	Revise as appropriate to refer to any successor ABL Agent.
[4]	Revise as appropriate to refer to any successor Cash Flow Agent.

Secured Parties represented thereby)] hereby agree that the interests of the respective Secured Parties in the Liens granted to the ABL Agent, the Cash Flow Agent or any Junior Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Secured Parties, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Secured Parties as provided therein regardless of any claim or defense (including without limitation any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the ABL Agent, the Cash Flow Agent, any Junior Agent or any Secured Party may be entitled or subject. The [Joining Junior Agent (for itself and on behalf of the Joining Junior Secured Parties)] (a) recognize[s] the existence and validity of the ABL Obligations, the Cash Flow Obligations and [any existing Junior Obligations]5 and (b) agree[s] to refrain from making or asserting any claim that any ABL Credit Agreement or any other ABL Documents, any Cash Flow Credit Agreement or any other Cash Flow Documents or [the existing Junior Debt Documents],6 as the case may be, are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

Section 3. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Junior Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.6 of the Intercreditor Agreement).

Section 4. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 5. Governing Law. THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

[Signature Pages Follow]

[5]	Add specific reference to any previously added Junior Obligations as appropriate.
[6]	Add reference to any previously added Junior Agreement and related Junior Debt Documents as appropriate.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[Joining Junior Agent],
[on behalf of the Joining Junior Secured Parties

By:
Name:
Title:

Address for notices:

[ ]

Acknowledged and agreed by:

Citicorp USA, Inc., as ABL Agent

By:
Name:
Title:

Current address for notices:

[ ]

Citibank, N.A., as Cash Flow Agent

By:
Name:
Title:

Current address for notices:

[ ]

[Junior Secured Indebtedness Joinder]

EXHIBIT C

JOINDER AGREEMENT

[Date]

Reference is made to the Amended and Restated Intercreditor Agreement dated as of [            ], 2012 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) among CITICORP USA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”)7 for the ABL Secured Parties, CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Cash Flow Agent”)8 for the Cash Flow Secured Parties, and [list any previously added Junior Agent] and any successors or assigns thereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

W I T N E S S E T H:

WHEREAS, Section 5.2(c) of the Intercreditor Agreement provides that [ABL Obligations][Cash Flow Obligations] may be refunded, replaced or refinanced in whole or in part, and the holders of such refunding, replacing or refinancing Indebtedness (or an authorized agent or trustee on their behalf) may bind themselves to the terms of the Intercreditor Agreement;

WHEREAS, on the date hereof, Avaya Inc. (the “Company”) is [describe refinancing transaction], the proceeds of which are being used to refinance a portion of the [ABL Obligations][Cash Flow Obligations] under the [ABL Credit Agreement][Cash Flow Credit Agreement]; and

WHEREAS, the Company wishes to have the [New Agent], as [collateral agent, trustee, etc. for the holders of the new] [ABL Obligations][Cash Flow Obligations], join the Intercreditor Agreement;

NOW, THEREFORE, the ABL Agent and the Cash Flow Agent hereby agree as follows:

Section 1. Joinder. Effective upon the execution of this Joinder Agreement by the [New Agent], (i) all [Obligations] (as defined in the [New Agreement]) shall constitute [ABL Obligations][Cash Flow Obligations] under the Intercreditor Agreement, (ii) all [New Documents] (as defined below) shall constitute [ABL Documents][Cash Flow Documents] under the Intercreditor Agreement, (iii) the [New Secured Parties] (as defined in the [New Agreement]) shall constitute [ABL Secured Parties][Cash Flow Secured Parties] under the Intercreditor

[7]	Revise as appropriate to refer to any successor ABL Agent.
[8]	Revise as appropriate to refer to any successor Cash Flow Agent.

Agreement, (iv) all [New Security Documents] (as defined in the [New Agreement]) shall constitute [ABL Collateral Documents][Cash Flow Collateral Documents] under the Intercreditor Agreement, (v) the [New Agreement] shall constitute a [ABL Credit Agreement][Cash Flow Credit Agreement] under the Intercreditor Agreement, (vi) the [New Lenders] (as defined in the [New Agreement]) of the [New Notes] shall constitute Lenders and [ABL Lenders][Cash Flow Lenders] under the Intercreditor Agreement for all purposes [other than the definitions of Cash Flow Management Bank, Cash Flow Cash Management Obligations and Cash Flow Hedge Bank] and (vii) all Liens securing the [New Obligations] vis-a-vis any Liens for the benefit of the [Cash Flow Secured Parties][ABL Secured Parties] in respect of [Cash Flow Obligations][ABL Obligations] shall be governed by the priority and limitations set forth in the Intercreditor Agreement. The “[New Documents]” shall mean the [New Agreement], the [New Notes] (as defined in the [New Agreement]), the [New Security Documents] and all other documents evidencing [New Obligations], now or hereafter executed by or on behalf of any [ABL Credit Party][Cash Flow Credit Party] or any of its respective Subsidiaries or Affiliates, and delivered to the [New Collateral Agent], in connection with any of the foregoing, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

Section 2. [ABL Agent][Cash Flow Agent]. Following the effectiveness of this Joinder Agreement, (i) [Citicorp USA, Inc. (the “Existing ABL Agent”)][Citibank, N.A. (the “Existing Cash Flow Agent”)] shall continue to act as the [ABL Agent][Cash Flow Agent] authorized to represent all of the [ABL Secured Parties][Cash Flow Secured Parties] under the Intercreditor Agreement, including without limitation, the [New Collateral Agent] and the other [New Secured Parties], and to take actions on behalf of all [ABL Secured Parties][Cash Flow Secured Parties] thereunder, and (ii) for the avoidance of doubt, the [New Collateral Agent] and any other authorized agent or trustee of any holders of Indebtedness refinancing any [ABL Obligations][Cash Flow Obligations] that joins the Intercreditor Agreement pursuant to Section 5.2(c) thereof may succeed the [Existing ABL Agent][Existing Cash Flow Agent] as the [ABL Agent][Cash Flow Agent] under the Intercreditor Agreement pursuant to any other agreement among the [ABL Secured Parties][Cash Flow Secured Parties] upon notice to the [Cash Flow Agent][ABL Agent] after the date hereof.

Section 3. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 4. Governing Law. THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS JOINDER AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[New Agent],
on behalf of the [New Secured Parties]

By:
Name:
Title:

Address for notices:

[ ]

Acknowledged and agreed by:

Citicorp USA, Inc., as ABL Agent

By:
Name:
Title:

Current address for notices:

[ ]

[Joinder Agreement (under Section 5.2(c) of the Amended and Restated Intercreditor Agreement]

Citibank, N.A., as Cash Flow Agent

By:
Name:
Title:

Current address for notices:

[ ]

[Joinder Agreement (under Section 5.2(c) of the Amended and Restated Intercreditor Agreement)]

Annex 1 to

Amendment No. 2 to Credit Agreement

Updated Schedule to the Restated Credit Agreement

[See attached]

Schedule 10.02

ADMINISTRATIVE AGENT’S OFFICE, CERTAIN ADDRESSES FOR NOTICES

Administrative Agent:

Citicorp USA, INC.

390 Greenwich St, 1/F

New York, New York 10013

Attention: Brendan Mackay, Director – Asset Based & Transitional Finance

Facsimile: (646) 291-3363

Telephone: (212) 723-3752

Email: Brendan.mackay@citi.com

Borrowers:

c/o Avaya Inc.
211 Mt. Airy Road
Basking Ridge, New Jersey 07920
Attention:	Matthew Booher, Treasurer
Frank Mahr, Secretary
Facsimile:	(908) 953-2657; (908) 953-4912
Email: mbooher@avaya.com; fmahr@avaya.com
Telephone: (908) 953-7500; (908) 953-3918

With a copy to:

Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199
Attention:	Byung Choi, Esq.
Facsimile:	(617) 235-0452
Email: byung.choi@ropesgray.com
Telephone: (617) 951-7277

Annex 2 to

Amendment No. 2 to Credit Agreement

GUARANTOR CONSENT AND REAFFIRMATION

October 29, 2012

Reference is made to (i) Amendment No. 2 to Credit Agreement, dated as of October 29, 2012, attached as Exhibit A hereto (the “Amendment”), among Avaya Inc. (the “Borrower”), the Subsidiary Borrowers party thereto, Citicorp USA, Inc., as Administrative Agent, and each Lender party thereto and (ii) the Credit Agreement dated as of October 26, 2007, as amended as of August 8, 2011 by Amendment No. 1 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Subsidiary Borrowers party thereto, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.) (the “Guarantor”), Citicorp USA, Inc., as Administrative Agent and Swing Line Lender, Citibank, N.A., as L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment.

The Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Restatement Effective Date, be deemed to be a reference to the Restated Credit Agreement in effect in accordance with the terms of the Amendment.

The Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

After giving effect to the Amendment, the Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Restated Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Restated Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantor to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the state of New York.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the undersigned has duly executed this Consent as of the date first set forth above.

AVAYA HOLDINGS CORP.

By:
Name:
Title:

[Guarantor Consent and Reaffirmation – Amendment No. 2 to Credit Agreement]

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 2 to Credit Agreement

[See attached]